EXHIBIT 1.1

No. 2723534


                             THE COMPANIES ACT 1985



                       ---------------------------------

                       PUBLIC COMPANY LIMITED BY SHARES

                       ---------------------------------



                     MEMORANDUM AND ARTICLES OF ASSOCIATION

                                       OF

                                ASTRAZENECA PLC



                       ---------------------------------

                           Incorporated 17 June 1992

                       ---------------------------------


                               Registered Office:

                                15 Stanhope Gate
                                 LONDON W1K 1LN




Last amended:        Memorandum         18 February 1999, confirmed 6 April 1999
                     Articles                                      25 April 2002

                             THE COMPANIES ACT 1985


                     --------------------------------------

                        PUBLIC COMPANY LIMITED BY SHARES

                     --------------------------------------


                           MEMORANDUM OF ASSOCIATION

    (As altered by conditional Special Resolution passed on 18 February 1999 which became unconditional on 6 April 1999)

                                       OF

                                ASTRAZENECA PLC

1.    The name of the Company is "AstraZeneca PLC*".

2.    The Company is to be a public company.

3.    The Company's registered office is to be situate in England and Wales.

4.    The Company's objects are:-

      4.1. To acquire and hold the whole or any part of the share capital of any member of the group of which Imperial Chemical Industries PLC is the holding company (whether directly or through any subsidiary) and generally to carry on business as an investment holding company; for that purpose, to acquire and hold, either in the name of the Company or in that of any nominee, shares, stocks, debentures, debenture stock, bonds, notes, options, investments, obligations and securities (together "Securities" and each a "Security") issued or guaranteed by any company wherever incorporated or carrying on business and Securities issued or guaranteed by any government, sovereign ruler, commissioners, public body or

-------------------------------------------------------------------------------
*     The name of the Company was changed to AstraZeneca PLC from ZENECA Group
      PLC by conditional Special Resolution passed on 18th February 1999 which became unconditional on 6 April 1999.

2



            authority, supreme, dependent, municipal, local or otherwise in any part of the world; and to exercise and enforce all rights and powers conferred by or incident to the ownership of any such Securities including, without prejudice to the generality of the foregoing, all such powers of veto or control as may be conferred or capable of exercise (whether by virtue of the holding by the Company of some special proportion of the issued or nominal amount thereof or otherwise); and to provide managerial, financial and other executive, supervisory and consultant services for or in relation to any company in which the Company is interested and all or any part of the businesses or operations of any such company upon such terms as may be thought fit.

      4.2. To carry on business as manufacturers, factors, merchants, retailers, producers, distributors, importers, exporters, warehousemen, processors and dealers in all kinds of pharmaceutical preparations, prescription and over-the-counter medicines, animal health and nutritional and dietary products, personal care, hygiene and health related products, toiletries, foodstuffs and health drinks and products, extracts, concentrates, provisions, other drinks, consumer products and chemicals of all kinds; and to prepare, manufacture, import, export, produce, buy, sell and deal in all kinds of seeds, intermediates, pigments, oils, fats, plastics, flavours, colours, dyes, dye-stuffs, inks, coatings, adhesives, compounds, lubricants, polymers, resins, glues, gums, salts, acids, alkalis, drugs, medicines, medicaments, herbs, and all pharmaceutical, veterinary, industrial, preservative, chemical, cosmetic and surgical materials and appliances, patent or proprietary articles, cosmetics, perfumes, scents, paints, varnishes, leather finishes, biocides, toilet requisites, scientific, and surgical instruments and other like articles and things, and to provide clinical laboratory, research and other health care services and products of all kinds.

      4.3. To establish, provide, maintain, conduct or otherwise subsidise research laboratories or experimental workshops for scientific or technical analysis, experiments, research and development and to undertake scientific technical tests and experiments of all kinds, and

                                                                                    3

            generally to promote such scientific and technical studies, investigations, research and development as may be considered likely to assist any of the businesses which the Company is authorised to carry on.

      4.4. To carry on business as farmers, foresters, animal and fish breeders, growers, processors, dealers and breeders in plants, seeds and all kinds of horticultural and agricultural produce, including maize,sorghum, wheat, barley, sugar beet, sunflowers, oilseed rape, peas, fodder beet, alfalfa, millet seeds, soya and vegetable seeds.

      4.5. To carry on the business of manufacturers and producers of fertilisers, manures, agrochemicals, including, but not limited to, pesticides, herbicides, insecticides, acaricides, fungicides, plant growth regulants, public health products, weed killers, soil conditioners, dips, sprays, vermifuges, medicines and other remedies for all growing things including crops, grasses, plants and trees and for soils or other purposes or as remedies for humans or animals and whether produced from vegetable, mineral or animal matter or by any chemical or other process, and of machines, equipment and materials for agricultural, horticultural, recreational and educational use.

      4.6. To own, prospect for, explore, acquire by lease, licence, purchase or otherwise, open, work, develop and maintain, refine, treat and render saleable and fit for use all kinds of chemical, mineral and mining substances and to carry on and conduct the business of working and getting and supplying to other persons such substances.

      4.7. To carry on any other business or activity of any nature whatsoever which may seem to the Directors to be capable of being conveniently or advantageously carried on in connection or conjunction with any business of the Company hereinbefore or hereinafter authorised or to be expedient with a view directly or indirectly to enhancing the value of or to rendering profitable or more profitable any of the Company's assets or utilising its skills, know-how or expertise.

4


      4.8. To subscribe, underwrite, purchase, or otherwise acquire, and to hold, dispose of, and deal with, any shares or other securities or investments of any nature whatsoever, and any options or rights in respect thereof or interests therein, and to buy and sell foreign exchange.

      4.9. To draw, make, accept, endorse, discount, negotiate, execute, and issue, and to buy, sell and deal with bills of exchange, promissory notes, and other negotiable or transferable instruments or securities.

      4.10. To purchase, or otherwise acquire for any estate or interest any property (real or personal) or assets or any concessions, licences, grants, patents, trade marks, trade names, know-how, copyrights or other exclusive or non-exclusive rights of any kind and to hold, develop and turn to account and deal with the same in such manner as may be thought fit and to make experiments and tests and to carry on all kinds of research work.

      4.11. To build, construct, alter, remove, replace, equip, execute, carry out, improve, work, develop, administer, maintain, manage or control buildings, structures or facilities of all kinds, whether for the purposes of the Company or for sale, letting or hire to or in return for any consideration from any company, firm, or body, and to contribute to or assist in or carry out any part of any such operation.

      4.12. To amalgamate or enter into partnership or any joint venture or profit/loss-sharing arrangement or other association with any company, firm, person or body.

      4.13. To purchase or otherwise acquire and undertake all or any part of the business, property and liabilities of any company, firm, person or body carrying on any business which the Company is authorised to carry on or possessed of any property suitable for the purposes of the Company.

                                                                              5


      4.14. To promote, or join in the promotion of any company, whether or not having objects similar to those of the Company.

      4.15. To borrow and raise money and to secure or discharge any debt or obligation of or binding on the Company in such manner as may be thought fit; and in particular by mortgage and charges upon all or any part of the undertaking, property and assets (present and future) and the uncalled capital of the Company, or by the creation and issue of debentures, debenture stock or other securities of any description.

      4.16. To advance, lend or deposit money or give credit to or with any company, firm, person or body on such terms as may be thought fit and with or without security.

      4.17. To guarantee or give indemnities or provide security, whether by personal covenant or by mortgage or charge upon all or any part of the undertaking, property and assets (present and future) and the uncalled capital of the Company, or by all or any such methods, for the performance of any contracts or obligations, and the payment of capital or principal (together with any premium) and dividends or interest on any shares, debentures or other securities, of any person, firm or company including (without limiting the generality of the foregoing) any company which is for the time being a holding company of the Company or another subsidiary of any such holding company or is associated with the Company in any respect.

      4.18. To issue any securities which the Company has power to issue for any other purpose by way of security or indemnity or in satisfaction of any liability undertaken or agreed to be undertaken by the Company.

      4.19. To sell, lease, grant licences, easements and other rights over, and in any other manner deal with or dispose of, the undertaking, property, assets, rights and effects of the Company or any part thereof for such consideration as may be thought fit, and in particular for shares or other securities, whether fully or partly paid up.

6

      4.20. To procure the registration, recognition or incorporation of the Company in or under the laws of any territory outside England.

      4.21. To subscribe or guarantee money for any national, charitable, benevolent, public, general or useful object or for any purpose which may be considered likely directly or indirectly to further the interests of the Company or of its members.

      4.22. To establish and maintain or contribute to any pension or superannuation funds for the benefit of, and to give or procure the giving of donations, gratuities, pensions, allowances or emoluments to, any individuals who are or were at any time in the employment or service of the Company or of any company which is its holding company or is a subsidiary of the Company or any such holding company or otherwise is allied to or associated with the Company or any of the predecessors of the Company or any other such company as aforesaid, or who are or were at any time Directors or officers of the Company or of any such other company, and the wives, widows, families and dependants of any such individuals; to establish and subsidise or subscribe to any institutions, associations, clubs or funds which may be considered likely to benefit any such persons or to further the interests of the Company or of any such other company; and to make payments for or towards the insurance of any such persons.

      4.23. To establish and maintain, and to give financial assistance (so far as for the time being permitted by law) to, any scheme for encouraging or facilitating the holding of shares or debentures in the Company by or for the benefit of its employees or former employees, or those of its subsidiary undertakings or by or for the benefit of such other persons as may for the time being be permitted by law, or any scheme for sharing profits with its employees or those of its subsidiary undertakings and/or associated companies, and (so far as for the time being permitted by law) to give financial assistance to employees of the Company or of any company which is its subsidiary undertaking or otherwise is allied to or associated with


                                                                              7

            the Company with a view to enabling them to acquire shares in the Company.

      4.24. To distribute among members of the Company in specie or otherwise, by way of dividend or bonus or by way of reduction of capital, all or any of the property or assets of the Company, or any proceeds of sale or other disposal of any property or assets of the Company, with and subject to any incident authorised and consent required by law.

      4.25. To do all or any of the things and matters aforesaid in any part of the world, and either as principals, agents, contractors, trustees or otherwise, and by or through trustees, agents, subsidiary companies or otherwise, and either alone or in conjunction with others.

      4.26. To do all such other things as may be considered to be incidental or conducive to any of the above objects.

            It is declared that (a) the objects set forth in each sub-clause of this clause shall not be restrictively construed but the widest interpretation shall be given thereto, and (b) the word 'company' in this clause, except where used in reference to the Company, shall be deemed to include any partnership or other body of persons, whether corporate or unincorporated and whether domiciled in the United Kingdom or elsewhere, and (c) except where the context expressly so requires, none of the several paragraphs of this clause, or the objects therein specified, or the powers thereby conferred shall be limited by, or be deemed merely subsidiary or auxiliary to, any other paragraph of this clause, or the objects specified in such other paragraph, or the powers thereby conferred, or the order in which the same occur or the name of the Company but may be carried out in as full and ample a manner and shall be construed in as wide a sense as if each of the said paragraphs defined the objects of a separate, distinct and independent company.

5.    The liability of the Members is limited.

8


6.    The share capital of the Company is(pound)100,000* divided into 100,000
      Ordinary Shares of(pound)1 each.





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*     The share capital of the Company was sub-divided from shares of
      (pound)1 each into shares of 25p each on 20 April 1993. On the same date, the share capital of the Company was increased to
      (pound)300,000,000 divided into 1,200,000,000 Ordinary Shares of 25p each. By conditional Special Resolution passed on 18 February 1999 which became unconditional on 6 April 1999 and following confirmation of the High Court on 1 April 1999 the entire share capital of the
      Company was cancelled and extinguished and immediately increased to
      US$600,000,000 divided into 2,400,000,000 Ordinary Shares of $0.25 each. In addition, 50,000 redeemable preference shares of (pound)1 each were created by the Company.

                                                                              9

WE, THE SEVERAL PERSONS WHOSE NAMES AND ADDRESSES ARE SUBSCRIBED, ARE DESIROUS
OF BEING FORMED INTO A COMPANY IN PURSUANCE OF THIS MEMORANDUM OF ASSOCIATION,
AND WE RESPECTIVELY AGREE TO TAKE THE NUMBER OF SHARES IN THE CAPITAL OF THE
COMPANY SET OPPOSITE OUR RESPECTIVE NAMES.

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          NAMES, ADDRESSES AND                       Number of Shares taken
          DESCRIPTIONS OF SUBSRIBERS                 by each Subscriber
--------------------------------------------------------------------------------
1      Hackwood Directors Limited                             One
       Barrington House
       59-67 Gresham Street
       London  EC2V 7JA

       R J Ashmore
       For and on behalf of
       Hackwood Directors Limited

2      Hackwood Secretaries Limited                           One
       Barrington House
       59-67 Gresham Street
       London  EC2V 7JA

       R J Ashmore
       For and on behalf of
       Hackwood Secretaries Limited

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TOTAL SHARES TAKEN:                                           Two

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Dated 8 June 1992

Witness to the above Signatures

   B Lewis
   Barrington House
   59-67 Gresham Street,
   London EC2V 7JA.

10


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                       A PUBLIC COMPANY LIMITED BY SHARES

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                            ARTICLES OF ASSOCIATION

                                       of

                                AstraZeneca PLC

                         (adopted by special resolution
                            passed on 25 April 2002)

        --------------------------------------------------------------


                                  PRELIMINARY


                  1. The regulations in Table A as in force at the date of the       Table A
                  incorporation of the Company shall not apply to the Company.

                  2. In these Articles, except where the subject or context          Definitions
                  otherwise requires:

                  Act means the Companies Act 1985 including any modification or re-enactment of it for the time being in force;

                  address, in relation to electronic communications, includes any number or address used for the purposes of such communications;

                  Approved Depositary means a custodian or other person (or a nominee for such custodian or other person) appointed under contractual arrangements with the Company or other arrangements approved by the directors whereby such custodian or other person or nominee holds or is interested in shares of the Company or rights or interests in shares of the Company and issues securities or other documents of title or otherwise evidencing the entitlement of the holder thereof to or to receive such shares, rights or interests, provided and to the extent that such arrangements have been approved by the directors for the purpose of these Articles and shall include without limitation custodians or other persons appointed from time to time by the Company to hold Share
                  Warrants;

                  Articles means these articles of association as altered from time to time by special resolution;

                  auditors means the auditors of the Company;

                                                                             11

                  the board means the directors or any of them acting as the board of directors of the Company;

                  certificated share means a share in the capital of the Company that is not an uncertificated share and references in these Articles to a share being held in certificated form shall be construed accordingly;

                  clear days in relation to the sending of a notice means the period excluding the day on which a notice is sent or deemed to be sent and the day for which it is sent or on which it is to take effect;

                  Companies Acts has the meaning given by section 744 of the Act and includes any enactment passed after those Acts which may, by virtue of that or any other such enactment, be cited together with those Acts as the "Companies Acts" (with or without the addition of an indication of the date of any such enactment);

                  director means a director of the Company;

                  dividend means dividend or bonus;

                  electronic signature has the meaning given by section
                  7(2) of the Electronic Communications Act 2000;

                  employees' share scheme has the meaning given by section
                  743 of the Act;

                  entitled by transmission means, in relation to a share in the capital of the Company, entitled as a consequence of the death or bankruptcy of the holder or otherwise by operation of law;

                  holder in relation to a share in the capital of the Company means the member whose name is entered in the register as the holder of that share;

                  member means a member of the Company;

                  Memorandum means the memorandum of association of the Company as amended from time to time;

                  office means the registered office of the Company;

                  paid means paid or credited as paid;

                  recognised person means a recognised clearing house or a nominee of a recognised clearing house or of a recognised investment exchange, each of which terms has the meaning given to it by section 185(4) of the Act;

                  register means either or both of the issuer register of members and the Operator register of members of the Company;

                  Regulations means the Uncertificated Securities
                  Regulations 2001 including any modification or re-enactment of them for the time being in force;

12

                  seal means the common seal of the Company and includes any official seal kept by the Company by virtue of section 39 or 40 of the Act;

                  secretary means the secretary of the Company and includes a joint, assistant, deputy or temporary secretary and any other person appointed to perform the duties of the secretary;

                  uncertificated share means (subject to Regulation
                  42(11)(a) of the Regulations) a share in the capital of the Company title to which is recorded on the Operator register of members of the Company and which may, by virtue of the Regulations, be transferred by means of a relevant system and references in these articles to a share being held in uncertificated form shall be construed accordingly; and

                  United Kingdom means Great Britain and Northern Ireland.

                  3. References to a document include, unless the context            Construction
                  otherwise requires, references to an electronic
                  communication.

                  References to an electronic communication mean, unless the contrary is stated, an electronic communication (as defined in the Act) comprising writing.

                  References to a document being executed include references to its being executed under hand or under seal or, in the case of an electronic communication, by electronic signature.

                  References to an instrument mean, unless the contrary is stated, a written document having tangible form and not comprised in an electronic communication.

                  Where, in relation to a share, these Articles refer to a relevant system, the reference is to the relevant system in which that share is a participating security at the relevant time.

                  References to a notice or other document being sent or given to or by a person mean such notice or other document, or a copy of such notice or other document, being sent, given, delivered, issued or made available to or by, or served on or by, or deposited with or by, that person by any method authorised by these Articles, and sending and giving shall be construed accordingly.

                  References to writing mean the representation or reproduction of words, symbols or other information in a visible form by any method or combination of methods, whether comprised in an electronic communication or otherwise, and written shall be construed accordingly.

                  Words denoting the singular number include the plural number and vice versa; words denoting the masculine gender include the feminine gender; and words denoting persons include corporations.

                  Words or expressions contained in these Articles which are not defined in Article 2 but are defined in the Act have the same meaning as in the Act (but excluding any

                                                                             13

                  modification of the Act not in force at the date of adoption of these Articles) unless inconsistent with the subject or context.

                  Words or expressions contained in these Articles which are not defined in Article 2 but are defined in the Regulations have the same meaning as in the Regulations
                  (but excluding any modification of the Regulations not in force at the date of adoption of these Articles) unless inconsistent with the subject or context.

                  Subject to the preceding two paragraphs, references to any provision of any enactment or of any subordinate legislation (as defined by section 21(1) of the Interpretation Act 1978) include any modification or re-enactment of that provision for the time being in force.

                  Headings and marginal notes are inserted for convenience only and do not affect the construction of these Articles.

                  In these Articles, (a) powers of delegation shall not be restrictively construed but the widest interpretation shall be given to them; (b) the word board in the context of the exercise of any power contained in these Articles includes any committee consisting of one or more directors, any director holding executive office and any local or divisional board, manager or agent of the Company to which or, as the case may be, to whom the power in question has been delegated; (c) no power of delegation shall be limited by the existence or, except where expressly provided by the terms of delegation, the exercise of that or any other power of delegation; and
                  (d) except where expressly provided by the terms of delegation, the delegation of a power shall not exclude the concurrent exercise of that power by any other body or person who is for the time being authorised to exercise it under these Articles or under another delegation of the power.


                                 SHARE CAPITAL

Share capital     4.1 The authorised share capital of the Company on the
                  adoption of these Articles is US$600,000,000 and
                  (pound)50,000 divided into 2,400,000,000 ordinary shares
                  of US$0.25 each (Ordinary Shares) and 50,000 redeemable
                  preference shares of (pound)1 each (Redeemable Preference
                  Shares).

Rights            4.2 The rights attaching to the Redeemable Preference Shares
attaching to      are as follows:
Redeemable
Preference              a) On a distribution of assets of the Company among its
Shares                  members on a winding up or other return of capital
                        (other than a redemption or purchase by the Company of
                        its own shares), the holders of the Redeemable
                        Preference Shares shall be entitled, in priority to any
                        holder of any Ordinary Shares, to receive an amount
                        equal to the aggregate of the capital paid up or
                        credited as paid up on each Redeemable Preference
                        Share.

                        (b) Save as provided in Article 4.2(a), the holders of the Redeemable Preference Shares shall not be entitled to any participation in the profits or assets of the Company.



14

                        (c) The holders of Redeemable Preference Shares have no right to receive notice of and do not have the right to attend any general meeting of the Company subject to the following exceptions:

                              (i) if it is proposed at the meeting to consider any resolution approving the winding up of the Company, the holders of the Redeemable Preference
                              Shares shall be entitled to attend such a meeting but not to speak or vote;

                              (ii) if it is proposed at the meeting to consider any resolution which abrogates or adversely varies or otherwise directly adversely affects the special rights and privileges attaching to the Redeemable Preference Shares, the holders of the Redeemable Preference Shares shall have the right to attend such a meeting and to speak and vote only on such resolution or any motion for adjournment of the meeting before such resolution is voted on.

                        (d) If entitled to vote at a general meeting of the Company, every holder of Redeemable Preference Shares present in person or by proxy (or, being a corporation, by a duly authorised representative) shall have one vote for every 50,000 Redeemable Preference Shares held by him.

                        (e) Notwithstanding the rights of the holders of Redeemable Preference Shares under Article 4.2(a), the written consent of the holders of three-quarters in nominal value of the issued Redeemable Preference
                        Shares or the sanction of an extraordinary resolution passed at a separate general meeting of the holders of the Redeemable Preference Shares is required if the special rights and privileges attaching to the Redeemable Preference Shares are to be abrogated, or adversely varied or otherwise directly adversely affected in any way. The creation, allotment or issue of shares or securities which rank in priority to or equally with the Redeemable Preference Shares (or of any right to call for the allotment or issue of such shares or securities) is for these purposes deemed not to be an abrogation or variation or to have an effect on the rights and privileges attaching to Redeemable
                        Preference Shares.

                        (f) All provisions of the Articles relating to general meetings of the Company shall apply mutatis mutandis to every general meeting of the holders of the Redeemable
                        Preference Shares.

                        (g) Subject to the Act, the Company shall have the right at any time to redeem any such Redeemable
                        Preference Share (provided that it is credited as fully paid) by giving to the registered holder not less than 7 days written notice of its intention to do so (the
                        Redemption Notice).


                                                                           15


                        (h) The Redemption Notice must specify the number of Redeemable Preference Shares to be redeemed, the amount payable on redemption and the time (Redemption Date) and place at which:

                             (i) the share certificates in respect of the Redeemable Preference Shares must be delivered to the Company for cancellation;
                             and

                             (ii) the Company shall pay to the registered holders of the Redeemable Preference Shares to be redeemed the redemption money in respect of such Redeemable Preference Shares and the holders of the Redeemable Preference Shares to be redeemed shall be bound by the Redemption Notice.

                        (i) The amount to be paid on redemption of each Redeemable Preference Share shall equal the amount credited as paid up on it (excluding any share premium) and in the case of a partial redemption proportionately in respect of each holding of Redeemable Preference
                        Shares; and if, in accordance with the Act, the Redeemable Preference Shares shall not on any such date be capable of being redeemed by the Company, such redemption shall be effected as soon as is possible after the Redeemable Preference Shares shall have become capable of being redeemed.

                        (j) If any holder of a Redeemable Preference Share to be redeemed fails or refuses to surrender the share certificate(s) or indemnity for such Redeemable
                        Preference Share (or fails or refuses to accept the redemption money payable in respect of it), the Company shall retain such money and hold it on trust for such holder without interest but, nevertheless, the Redeemable Preference Shares shall be redeemed and cancelled by the Company and the Company shall have no further obligation whatsoever to the holder of a Redeemable Preference Share.

                        (k) No Redeemable Preference Share shall be redeemed otherwise than out of distributable profits or the proceeds of a fresh issue of shares made for the purposes of the redemption or out of capital to the extent permitted by the Act.

                        (l) No Redeemable Preference Share redeemed by the
                        Company shall be capable of re-issue and on redemption of any Redeemable Preference Shares the directors may convert the authorised share capital created as a consequence of such redemption into shares of any other class of share capital into which the authorised share capital of the Company is or may at that time be divided of a like nominal amount (as nearly as may be) as the shares of such class then in issue or into unclassified shares of the same.

16


                  5.1 Subject to the provisions of the Companies Acts and               Shares with
                  without prejudice to any special rights previously conferred          special rights
                  on the holders of any shares or class of shares for the time being issued, any share in the Company may be classified and be issued in any currency with such preferred, deferred or other special rights, or subject to such restrictions,
                  whether as regards dividend, return of capital, voting or
                  otherwise, as the Company may from time to time by ordinary resolution determine (or, in the absence of any such
                  determination, as the directors may classify and determine)
                  and the Company may issue any shares which are, or at the
                  option of the Company or the holder are liable to be
                  redeemed on such terms and in such manner as may be provided by these Articles.


                  5.2 Subject to the provisions of the Companies Acts and            Share warrants to
                  Articles 5.3 to 5.7, the Company with respect to any               bearer
                  fully-paid shares may issue to such persons as the directors may decide (the Bearer) Share Warrants to bearer (Share
                  Warrants) under the seal or in any other manner authorised by the board stating that the Bearer is entitled to the
                  shares therein specified and may provide (by coupons or
                  otherwise) for the payment or making of future dividends or other distributions, and the issue of shares pursuant to
                  Article 117, on or in respect of the shares included in such
                  Share Warrants.

                  5.3 A Share Warrant shall entitle the bearer thereof to the shares specified in it, and the shares represented by it may be transferred by the delivery of the Share Warrant, and the provisions (other than this Article 5.3) with respect to the transfer and transmission of shares and untraced shareholders shall not apply thereto. The board may decide, either generally or in any particular case or cases, that any signature on a Share Warrant may be applied by electronic or mechanical means or printed on it or that the Share Warrant need not be signed by any person.

                  5.4 The directors shall be entitled (but not obliged) to accept a certificate (in such form as the directors may approve) of an Approved Depositary, or of any bank or agent of the Company, that such bank, agent or Approved Depositary holds a specified Share Warrant on behalf of the person named in the certificate as sufficient evidence of the facts stated in such certificate including the number of shares specified in it, and may treat the deposit of such certificate at the office at which the Company's share register is situated (the Transfer Office) as equivalent to the deposit, presentation or delivery there of the Share
                  Warrant for the purposes of these presents other than in relation to Article 5.7.

                  5.5 The Share Warrants shall be subject to the following           Conditions of issue
                  conditions:                                                        of share warrants

                  (a) Except as otherwise provided in sub-paragraph (g) of this Article 5.5, no Share Warrant shall be issued except upon a request in writing by the person for the time being named in the register as the holder of the shares in respect of which the Share Warrant is to be issued. The directors shall not be under any obligation to accede to any such request.

                  (b) The request shall be in such form, and supported by such evidence as to the identity of the person making the same and of his right or title to the shares,

                                                                              17


                       as the directors shall from time to time require, and shall be lodged at the Transfer Office.

                  (c) Before the issue of a Share Warrant the share certificates (if any) then outstanding in respect of the shares to be included in the Share Warrant shall be delivered up to the Company for cancellation.

                  (d) Save as otherwise agreed by the Company, any person applying to have a Share Warrant issued shall be responsible for, and shall indemnify the Company against, any stamp duties, stamp duty reserve tax, bearer instrument duty, taxes, charges, fees, interest and penalties payable (if any) in respect of the issue of the Share Warrant and shall pay to the Company at the time of such issue such amount in respect thereof as the Company may reasonably require.

                  (e) Each Share Warrant shall represent such number of shares and be in such language and form as the directors shall think fit.

                  (f) The Company shall be entitled to recognise an absolute right in the Bearer for the time being of any Share
                       Warrant to such amount of dividend or other moneys payable on or in respect of the shares included in such Share Warrant, as shall have been declared or otherwise be payable, upon the presentation or delivery of such Share Warrant, and payment by or on behalf of the Company to an account or accounts specified by the person presenting such Share Warrant to the Transfer
                       Office against such presentation or delivery shall be a good discharge to the Company accordingly.

                  (g) Save as otherwise agreed by the Company, subject to the payment to the Company of all (if any) stamp duties, stamp duty reserve tax, bearer instrument duty, taxes, charges, fees, interest and penalties which may thereby be involved and for which the Company may be required to account:

                       (i) if any Share Warrant is worn out, damaged or defaced, a replacement Share Warrant will be issued upon request and upon surrender of the old
                            Share Warrant for cancellation;

                       (ii) if any Share Warrant is alleged to have been lost,
                            stolen or destroyed, a replacement Share Warrant may, at the discretion of the directors, be issued to the person claiming to be entitled thereto upon request and upon compliance with such conditions as to evidence and indemnity and the payment of out-of-pocket expenses of the Company in connection with the request as the directors may think fit provided that no new Share Warrant may be issued to replace one that has been lost unless the directors are satisfied beyond reasonable doubt that the original has been destroyed; and

18


                      (iii) a Bearer may surrender for cancellation any Share
                            Warrant and request that the Company issue in lieu two or more Share Warrants which together represent the same shares in such proportion as he may specify and directors may, if they think fit, authorise the cancellation of the original Share
                            Warrant and the issuance of such new Share
                            Warrants.

                  (h) A Bearer may at any time deposit the Share Warrant together with a written declaration specifying his name and address at such place as the directors may from time to time appoint (or, in default of such appointment, at the Transfer Office), and, so long as the Share Warrant remains so deposited, the depositor shall have the same right of signing a requisition for calling a meeting of the Company, of giving notice of intention to submit a resolution to a meeting, of attending and voting, giving a proxy and exercising the other rights and privileges of a member at any meeting held after the expiration of 48 hours from the time of deposit, as if from the time of deposit his name were inserted in the register as the holder of the shares specified in the deposited Share Warrant. Not more than one person shall be recognised as depositor of any Share Warrant. Every Share Warrant which shall have been so deposited as aforesaid shall remain so deposited until after the close of the meeting at which the depositor desires to attend or to be represented.
                       Save as otherwise expressly provided, no person shall, as bearer of a Share Warrant, be entitled to sign a requisition for calling a general meeting of the Company.

                  (i) Subject as otherwise expressly provided in Article 5.2 to 5.7, a Bearer (or the depositor of a Share Warrant in accordance with Article 5.5(h)) shall be entitled in all other respects to the same rights, benefits, privileges and advantages, accorded from time to time pursuant to the Articles or by the Companies Acts
                       (subject to the Articles) and subject to the same obligations and duties as if he were named in the register as the holder of the shares specified in the Share Warrant, and he shall be deemed to be a member of the Company for these purposes.

                5.6(a) In the case of an offer of shares, securities or
                       debentures to any class of members, or a proposed issue of shares pursuant to Article 117, it shall be sufficient, so far as any Bearer is concerned, to advertise the fact of the proposed offer or issue once in a leading London daily newspaper and once in "Post-och Inrikes Tidningar" and in one leading Swedish daily newspaper, and such other newspapers (if any) as the directors may from time to time determine, and upon the Bearer depositing the Share Warrant (or, if appropriate, the requisite coupon) at the Transfer
                       Office, or some other place or places mentioned in the advertisement, within the time limit prescribed in the offer, he shall have the same right to receive the offer and accept the proportionate number of shares, securities or debentures within the time limit prescribed in the offer, or to participate in the proposed issue of shares pursuant to Article 117 as if he were the registered holder of the shares comprised in the Share Warrant.

                                                                                 19


                  (b) In the case of any notice or document or other communication with members or any class of members, it shall be sufficient, so far as any Bearer is concerned, to advertise the notice, document or other communication once in a leading London daily newspaper and once in "Post-och Inrikes Tidningar" and in one leading Swedish daily newspaper, and such other newspapers (if any) as the directors may from time to time determine, and giving an address or addresses where copies of the notice, document or other communication may be obtained by any Bearer.

Surrender of      5.7 If a Bearer shall desire to surrender a Share Warrant
share             and be registered as a member or request that another
warrants          person be registered as a member in respect of all or any
                  of the shares included in such Share Warrant, he shall
                  lodge at such place as the directors may from time to
                  time appoint (or, in default of such appointment, at the
                  Transfer Office) for cancellation of such Share Warrant
                  together with a declaration in writing signed by him in
                  such form and authenticated in such manner as the
                  directors may require, requesting to be registered as a
                  member in respect of all or some of the shares specified
                  in such Share Warrant and stating in such declaration his
                  full name and address. Save as otherwise agreed by the
                  Company, upon the payment to the Company of all (if any)
                  stamp duties, stamp duty reserve tax, bearer instrument
                  duty, taxes, charges, fees, interest and penalties which
                  may thereby be incurred by the Company or for which the
                  Company is required to account, the person giving such
                  declaration shall thereupon be entitled to have his name
                  entered as a member in the register in respect of the
                  relevant shares specified in the Share Warrant so
                  surrendered and to receive a share certificate therefor.
                  If the Bearer shall desire to be registered as a member
                  in respect of part only of the shares included in such
                  Share Warrant, a Share Warrant for the balance of the
                  shares shall be issued to such person without charge upon
                  cancellation of the Share Warrant so surrendered.

                  5.8 Subject to Articles 5.2 to 5.7, the Company shall not be bound by or be compelled in any way to recognise any right in respect of the share represented by a Share
                  Warrant other than the Bearer's absolute right to the Share Warrant.

Uncertificated    6.1  Subject to the provisions of the Regulations, the board
shares            may permit the holding of shares in any class of shares
                  in uncertificated form and the transfer of title to
                  shares in that class by means of a relevant system and
                  may determine that any class of shares shall cease to
                  be a participating security.

Not separate      6.2  Shares in the capital of the Company that fall within a
class of          certain class shall not form a separate class of shares
shares            from other shares in that class because any share in
                  that class:

                  (a)  is held in uncertificated form; or

                  (b) is permitted in accordance with the Regulations to become a participating security.

20


                  6.3 Where any class of shares is a participating security          Exercise of Company's
                  and the Company is entitled under any provision of the             entitlements in respect
                  Companies Acts, the Regulations or these Articles to sell,         of uncertificated share
                  transfer or otherwise dispose of, forfeit, re-allot, accept the surrender of or otherwise enforce a lien over a share
                  held in uncertificated form, the Company shall be entitled, subject to the provisions of the Companies Acts, the
                  Regulations, these Articles and the facilities and
                  requirements of the relevant system:

                  (a) to require the holder of that uncertificated share by notice to change that share into certificated form within the period specified in the notice and to hold that share in certificated form so long as required by the Company;

                  (b) to require the holder of that uncertificated share by notice to give any instructions necessary to transfer title to that share by means of the relevant system within the period specified in the notice;

                  (c) to require the holder of that uncertificated share by notice to appoint any person to take any step, including without limitation the giving of any instructions by means of the relevant system, necessary to transfer that share within the period specified in the notice;

                  (d) to require the Operator to convert that uncertificated share into certificated form in accordance with Regulation 32(2)(c) of the Regulations; and

                  (e) to take any action that the board considers appropriate to achieve the sale, transfer, disposal, forfeiture, re-allotment or surrender of that share or otherwise to enforce a lien in respect of that share.

                  7.1 The board has general and unconditional authority to           Section 80 authority
                  exercise all the powers of the Company to allot relevant
                  securities up to an aggregate nominal amount equal to the
                  section 80 amount, for each prescribed period.

                  7.2 The board is empowered for each prescribed period to           Section 89 disapplication
                  allot equity securities for cash pursuant to the authority conferred by Article 7.1 as if section 89(1) of the Act did not apply to any such allotment, provided that its power
                  shall be limited to:

                  (a) the allotment of equity securities in connection with a rights issue; and

                  (b)  the allotment (otherwise than pursuant to Article
                       7.2(a)) of equity securities up to an aggregate nominal amount equal to the section 89 amount.

                  7.3 Before the expiry of a prescribed period the Company may       Allotment after expiry
                  make an offer or agreement which would or might require
                  equity securities or other relevant securities to be
                  allotted after such expiry. The board may allot equity
                  securities or other relevant securities in pursuance of that offer or agreement as if the prescribed period during which that offer or agreement was made had not expired.

                                                                              21


Definitions       7.4 In this Article:

                  prescribed period means any period for which the authority conferred by Article 7.1 is given by ordinary or special resolution stating the section 80 amount and/or the power conferred by Article 7.2 is given by special resolution stating the section 89 amount;

                  rights issue means an offer of equity securities to ordinary shareholders (whether by way of rights issue, open offer or otherwise) where the equity securities respectively attributable to the interests of ordinary shareholders are proportionate (as nearly as practicable) to the respective numbers of ordinary shares held by them, but subject to such exclusions or other arrangements as the board may deem necessary or expedient in relation to fractional entitlements or any legal, regulatory or practical problems under the laws or regulations of any overseas territory or the requirements of any regulatory body or stock exchange;

                  section 80 amount means, for any prescribed period, the amount stated in the relevant ordinary or special resolution; and

                  section 89 amount means, for any prescribed period, the amount stated in the relevant special resolution.

Residual          8. Subject to the provisions of the Companies Acts relating
allotment         to authority, pre-emption rights or otherwise and of any
powers            resolution of the Company in general meeting passed pursuant to those provisions, and, in the case of redeemable shares, the provisions of Article 9:

                  (a) all unissued shares for the time being in the capital of the Company shall be at the disposal of the board;
                       and

                  (b) the board may allot (with or without conferring a right of renunciation), grant options over, or otherwise dispose of them to such persons on such terms and conditions and at such times as it thinks fit.

Redeemable        9. Subject to the provisions of the Companies Acts, and
shares            without prejudice to any rights attached to any existing
                  shares or class of shares, shares may be issued which are to be redeemed or are to be liable to be redeemed at the option of the Company or the holder on such terms and in such
                  manner as may be provided by these Articles.

Commissions       10. The Company may exercise all powers of paying commissions or brokerage conferred or permitted by the Companies Acts.
                  Subject to the provisions of the Companies Acts, any such
                  commission or brokerage may be satisfied by the payment of cash or by the allotment of fully or partly paid shares or partly in one way and partly in the other.

Trusts not        11. Except as required by law or as otherwise provided by
recognised        these Articles, the Company shall recognise no person as
                  holding any share on any trust and the Company shall not be bound by or recognise any interest in any share (or in any

22


                  fractional part of a share) except the holder's absolute right to the entirety of the share (or fractional part of the share).


                                 VARIATION OF RIGHTS

                  12.1 Subject to the provisions of the Companies Acts, if at        Method of varying rights
                  any time the capital of the Company is divided into
                  different classes of shares, the rights attached to any
                  class may (unless otherwise provided by the terms of
                  allotment of the shares of that class) be varied or
                  abrogated, whether or not the Company is being wound up,
                  either:

                  (a) with the consent of the holders of three-quarters in nominal value of the issued shares of the class, which consent shall be by means of one or more instruments or contained in one or more electronic communications sent to such address (if any) for the time being notified by or on behalf of the Company for that purpose or a combination of both; or

                  (b) with the sanction of an extraordinary resolution passed at a separate general meeting of the holders of the shares of the class,

                  but not otherwise.

                  12.2 For the purposes of this Article, if at any time the          When rights
                  capital of the Company is divided into different classes of        deemed to be varied
                  shares, unless otherwise expressly provided by the rights
                  attached to any share or class of shares, those rights shall be deemed to be varied by:

                  (a) the reduction of the capital paid up on that share or class of shares otherwise than by a purchase or redemption by the Company of its own shares; and

                  (b) the allotment of another share ranking in priority for payment of a dividend or in respect of capital or which confers on its holder voting rights more favourable than those conferred by that share or class of shares, but  shall not be deemed to be varied by:

                  (c) the creation or issue of another share ranking equally with, or subsequent to, that share or class of shares or by the purchase or redemption by the Company of its own shares; or

                  (d) the Company permitting, in accordance with the Regulations, the holding of and transfer of title to shares of that or any other class in uncertificated form by means of a relevant system.


                                  SHARE CERTIFICATES

                  13. Every member, on becoming the holder of any certificated       Members' rights to
                  share (except a recognised person in respect of whom the           certificates
                  Company is not required by law to

                                                                              23

                  complete and have ready for delivery a certificate) shall be entitled, without payment, to one certificate for all the certificated shares of each class held by him (and, on transferring a part of his holding of certificated shares of any class, to a certificate for the balance of his holding of certificated shares). He may elect to receive one or more additional certificates for any of his certificated shares if he pays for every certificate after the first a reasonable sum determined from time to time by the board.
                  Every certificate shall:

                  (a) be executed under the seal or otherwise in accordance with Article 104 or in such other manner as the board may approve; and

                  (b)  specify the number, class and distinguishing numbers
                       (if any) of the shares to which it relates and the amount or respective amounts paid up on the shares.

                  The Company shall not be bound to issue more than one certificate for certificated shares held jointly by more than one person and delivery of a certificate to one joint holder shall be a sufficient delivery to all of them. Shares of different classes may not be included in the same certificate.

Replacement       14. If a share certificate is defaced, worn out, lost or
certificates      destroyed, it may be renewed on such terms (if any) as to
                  evidence and indemnity and payment of any exceptional
                  out-of-pocket expenses reasonably incurred by the Company in investigating evidence and preparing the requisite form of indemnity as the board may determine but otherwise free of charge, and (in the case of defacement or wearing out) on
                  delivery up of the old certificate.


                                  TRANSFER OF SHARES

Form and          15. The instrument of transfer of a certificated share may
execution of      be in any usual form or in any other form which the board
transfer of       may approve. An instrument of transfer shall be signed by or
certificated      on behalf of the transferor but need not be signed by or on
share             behalf of the transferee. An instrument of transfer need not be under seal.

Invalid           16.1 The board may refuse to register the transfer of a
transfers of      certificated share unless the instrument of transfer:
certificated
shares            (a)  is lodged, duly stamped (if stampable), at the office or at another place appointed by the board accompanied
                       by the certificate for the share to which it relates
                       and such other evidence as the board may reasonably
                       require to show the right of the transferor to make the
                       transfer;

                  (b)  is in respect of only one class of shares; and

                  (c)  is in favour of not more than four transferees.

Transfers by      16.2 In the case of a transfer of a certificated share by a
recognised        recognised person, the lodging of a share certificate will
persons           only be necessary if and to the extent that a certificate
                  has been issued in respect of the share in question.

24


                  17. If the board refuses to register a transfer of a share,        Notice of
                  it shall send the transferee notice of its refusal within          refusal to
                  two months after the date on which the instrument of               register
                  transfer was lodged with the Company or the
                  Operator-instruction was received, as the case may be.

                  18. The registration of transfers of shares or of transfers        Suspension of
                  of any class of shares may be suspended at such times and          registration
                  for such periods (not exceeding 30 days in any year) as the board may determine, except that the board may not suspend the registration of transfers of any participating security without the consent of the Operator of the relevant system.

                  19. No fee shall be charged for the registration of any            No fee payable on
                  instrument of transfer or other document relating to or            registration
                  affecting the title to a share.

                  20. The Company shall be entitled to retain an instrument of       Retention of transfers
                  transfer which is registered, but an instrument of transfer which the board refuses to register shall be returned to the person lodging it when notice of the refusal is sent.


                                TRANSMISSION OF SHARES

                  21. If a member dies, the survivor or survivors where he was       Transmission
                  a joint holder, and his personal representatives where he
                  was a sole holder or the only survivor of joint holders,
                  shall be the only persons recognised by the Company as
                  having any title to his interest. Nothing in these Articles shall release the estate of a deceased member (whether a
                  sole or joint holder) from any liability in respect of any share held by him.

                  22.1 A person becoming entitled by transmission to a share         Elections permitted
                  may, on production of any evidence as to his entitlement
                  properly required by the board, elect either to become the holder of the share or to have another person nominated by him registered as the transferee. If he elects to become the holder he shall send notice to the Company to that effect.
                  If he elects to have another person registered and the share is a certificated share, he shall execute an instrument of transfer of the share to that person. If he elects to have himself or another person registered and the share is an
                  uncertificated share, he shall take any action the board may require (including without limitation the execution of any document and the giving of any instruction by means of a
                  relevant system) to enable himself or that person to be
                  registered as the holder of the share. All the provisions of these Articles relating to the transfer of shares apply to that notice or instrument of transfer as if it were an
                  instrument of transfer executed by the member and the death or bankruptcy of the member or other event giving rise to
                  the transmission had not occurred.

                  22.2 The board may at any time send a notice requiring any         Elections required
                  such person to elect either to be registered himself or to transfer the share. If the notice is not complied with
                  within 60 days, the board may after the expiry of that
                  period withhold payment of all dividends or other moneys
                  payable in respect of the share until the requirements of
                  the notice have been complied with.


                                                                              25


Rights of         23. A person becoming entitled by transmission to a share
persons           shall, on production of any evidence as to his entitlement
entitled by       properly required by the board and subject to the
transmission      requirements of Article 22, have the same rights in relation to the share as he would have had if he were the holder of the share, subject to Article 113. That person may give a
                  discharge for all dividends and other moneys payable in
                  respect of the share, but he shall not, before being
                  registered as the holder of the share, be entitled in
                  respect of it to receive notice of, or to attend or vote at, any meeting of the Company or to receive notice of or to
                  attend or vote at any separate meeting of the holders of any class of shares in the capital of the Company.

                          ALTERATION OF SHARE CAPITAL

Alterations by    24. The Company may by ordinary resolution:
ordinary
resolution        (a) increase its share capital by such sum to be divided
                      into shares of such amount as the resolution prescribes;

                  (b) consolidate and divide all or any of its share capital into shares of larger amount than its existing shares;

                  (c) subject to the provisions of the Companies Acts,
                      sub-divide its shares, or any of them, into shares of smaller amount than is fixed by the Memorandum and the resolution may determine that, as between the shares resulting from the sub-division, any of them may have any preference or advantage as compared with the others; and

                  (d) cancel shares which, at the date of the passing of the resolution, have not been taken or agreed to be taken by any person and diminish the amount of its share capital by the amount of the shares so cancelled.

New shares        25. All shares created by ordinary resolution pursuant to
subject to        Article 24 shall be:
these
Articles          (a)  subject to all the provisions of these Articles
                       including, without limitation, provisions relating to
                       transfer and transmission; and

                  (b) unclassified, unless otherwise provided by these Articles, by the resolution creating the shares or by the terms of allotment of the shares.

Fractions
arising 26. Whenever any fractions arise as a result of a consolidation or sub-division of shares, the board may on behalf of the members deal with the fractions as it thinks fit. In particular, without limitation, the board may sell shares representing fractions to which any members would otherwise become entitled to any person (including, subject to the provisions of the Companies Acts, the Company) and distribute the net proceeds of sale in due proportion among those members. Where the shares to be sold are held in certificated form the board may authorise some person to execute an instrument of transfer of the shares to, or in accordance with the directions of, the


26

                  buyer. Where the shares to be sold are held in uncertificated form, the board may do all acts and things it considers necessary or expedient to effect the transfer of the shares to, or in accordance with the directions of, the buyer. The buyer shall not be bound to see to the application of the purchase moneys and his title to the shares shall not be affected by any irregularity in, or invalidity of, the proceedings in relation to the sale.

                  27. Subject to the provisions of the Companies Acts, the            Power to reduce
                  Company may by special resolution reduce its share capital,         capital
                  capital redemption reserve and share premium account in any way.

                                PURCHASE OF OWN SHARES

                  28. Subject to and in accordance with the provisions of the         Power to purchase
                  Companies Acts and without prejudice to any relevant special         own shares
                  rights attached to any class of shares, the Company may
                  purchase any of its own shares of any class (including
                  without limitation redeemable shares) in any way and at any price (whether at par or above or below par).

                                   GENERAL MEETINGS

                  29. All general meetings of the Company other than annual           Types of general
                  general meetings shall be called extraordinary general              meeting
                  meetings. The board shall convene and the Company shall hold general meetings as annual general meetings in accordance
                  with the requirements of the Companies Acts.

                  30. All provisions of these Articles relating to general            Class meetings
                  meetings of the Company shall, mutatis mutandis, apply to
                  every separate general meeting of the holders of any class of shares in the capital of the Company, except that:

                  (a) the necessary quorum shall be two persons holding or representing by proxy at least one-third in nominal value of the issued shares of the class or, at any adjourned meeting of such holders, one holder present in person or by proxy, whatever the amount of his holding, who shall be deemed to constitute a meeting;

                  (b) any holder of shares of the class present in person or by proxy may demand a poll; and

                  (c) each holder of shares of the class shall, on a poll, have one vote in respect of every share of the class held by him.

                  31. The board may call general meetings whenever and at such        Convening general
                  times and places as it shall determine. On the requisition          meetings
                  of members pursuant to the provisions of the Companies Acts, the board shall promptly convene an extraordinary general
                  meeting in accordance with the requirements of the Companies
                  Acts. If there are insufficient directors available to call a general meeting any director of the Company may call a
                  general meeting, but where no director is willing or able to do so, any two members of the Company may summon a meeting for the purpose of appointing one or more directors.


                                                                              27


                           NOTICE OF GENERAL MEETINGS

Period of         32.1 An annual general meeting and an extraordinary general
notice            meeting called for the passing of a special resolution or a resolution appointing a person as a director shall be called by at least 21 clear days' notice. All other extraordinary general meetings shall be called by at least 14 clear days'
                  notice.

Recipients of     32.2 Subject to the provisions of the Companies Acts and
notice            these Articles and to any restrictions imposed on any
                  shares, the notice shall be sent to all the members, to each of the directors and to the auditors.

Contents of       33.1 The notice shall specify the time and place of the
notice:           meeting (including without limitation any satellite meeting
general           place arranged for the purposes of Article 34.1, which shall be identified as such in the notice) and, in the case of
                  special business, the general nature of that business. All business that is transacted at an extraordinary general
                  meeting shall be deemed special. All business transacted at an annual general meeting shall be deemed special except:

                  (a)  the declaration of dividends;

                  (b) the consideration and adoption of the accounts and balance sheet and the reports of the directors and auditors and other documents required to be annexed to the accounts;

                  (c)  the appointment and re-appointment of directors;

                  (d) the appointment of auditors where special notice of the resolution for such appointment is not required by the Companies Acts; and

                  (e) the fixing of, or the determining of the method of fixing, the remuneration of the directors or auditors.

Contents of       33.2 In the case of an annual general meeting, the notice
notice:           shall specify the meeting as such. In the case of a meeting
additional        to pass a special or extraordinary resolution, the notice
requirements      shall specify the intention to propose the resolution as a special or extraordinary resolution, as the case may be.

Article 34.3      33.3 The notice shall include details of any arrangements
arrangements      made for the purpose of Article 34.3 (making clear that
                  participation in those arrangements will not amount to
                  attendance at the meeting to which the notice relates).

General           34.1 The board (or the chairman of the meeting in the case
meetings at       of an adjourned meeting) may resolve to enable persons
more than one     entitled to attend a general meeting (or an adjourned
place             general meeting, as the case may be) to do so by
                  simultaneous attendance and participation at one or more
                  satellite meeting places anywhere in the world. The members present in person or by proxy at satellite meeting places
                  shall be counted in the quorum for, and entitled to vote at, the general meeting in question, and that meeting shall be duly constituted and its proceedings valid if the chairman of the general meeting is satisfied that adequate facilities are available


28

                  throughout the general meeting to ensure that members attending at all the meeting places are able to:

                  (a) participate in the business for which the meeting has been convened;

                  (b) hear and see all persons who speak (whether by the use of microphones, loudspeakers, audio-visual communications equipment or otherwise) in the principal meeting place and any satellite meeting place; and

                  (c) be heard and seen by all other persons so present in the same way.

                     The chairman of the general meeting shall be present at, and the meeting shall be deemed to take place at, the principal meeting place.

                  34.2 If it appears to the chairman of the general meeting          Interruption or
                  that the facilities at the principal meeting place or any          adjournment where
                  satellite meeting place have become inadequate for the             facilities inadequate
                  purposes referred to in Article 34.1, then the chairman may, without the consent of the meeting, interrupt or adjourn the general meeting. All business conducted at that general
                  meeting up to the time of that adjournment shall be valid.
                  The provisions of Article 40.2 shall apply to that
                  adjournment.

                  34.3 The board may make arrangements for persons entitled to       Other arrangements
                  attend a general meeting or an adjourned general meeting to        for viewing/hearing
                  be able to view and hear the proceedings of the general            proceedings
                  meeting or adjourned general meeting and to speak at the
                  meeting (whether by the use of microphones, loudspeakers,
                  audio-visual communications equipment or otherwise) by
                  attending at a venue anywhere in the world not being a
                  satellite meeting place. Those attending at any such
                  venue shall not be regarded as present at the general
                  meeting or adjourned general meeting and shall not be
                  entitled to vote at the meeting at or from that venue.
                  The inability for any reason of any member present in
                  person or by proxy at such a venue to view or hear all or
                  any of the proceedings of the meeting or to speak at the
                  meeting shall not in any way affect the validity of the
                  proceedings of the meeting.

                  34.4 The board may from time to time make any arrangements            Controlling level
                  for controlling the level of attendance at any venue for              of attendance
                  which arrangements have been made pursuant to Article 34.3
                  (including without limitation the issue of tickets or the
                  imposition of some other means of selection) it in its
                  absolute discretion considers appropriate, and may from time to time change those arrangements. If a member, pursuant to those arrangements, is not entitled to attend in person or by proxy at a particular venue, he shall be entitled to
                  attend in person or by proxy at any other venue for which
                  arrangements have been made pursuant to Article 34.3. The
                  entitlement of any member to be present at such venue in
                  person or by proxy shall be subject to any such arrangement then in force and stated by the notice of meeting or
                  adjourned meeting to apply to the meeting.

                  34.5 If, after the sending of notice of a general meeting          Change in place
                  but before the meeting is held, or after the adjournment of        and/or time of meeting
                  a general meeting but before the adjourned meeting is held
                  (whether or not notice of the adjourned meeting is
                  required), the board decides that it is impracticable or
                  unreasonable for a reason beyond its

                                                                              29

                  control to hold the meeting at the declared place (or any of the declared places, in the case of a meeting to which
                  Article 34.1 applies) and/or time, it may change the place
                  (or any of the places, in the case of a meeting to which Article 34.1 applies) and/or postpone the time at which the meeting is to be held. If such a decision is made, the board may then change the place (or any of the places, in the case of a meeting to which Article 34.1 applies) and/or postpone the time again if it decides that it is reasonable to do so. In either case:

                  (a) no new notice of the meeting need be sent, but the board shall, if practicable, advertise the date, time and place of the meeting in at least two leading national daily newspapers with appropriate circulation in the United Kingdom and in "Post-och Inrikes
                       Tidningar" and one leading Swedish daily newspaper and shall make arrangements for notices of the change of place and/or postponement to appear at the original place and/or at the original time; and

                  (b) a proxy appointment in relation to the meeting may, if by means of an instrument, be delivered to the office or to such other place within the United Kingdom or overseas as may be specified by or on behalf of the Company in accordance with Article 60.1(a) or, if contained in an electronic communication, be received at the address (if any) specified by or on behalf of the Company in accordance with Article 60.1(b), at any time not less than 48 hours before any postponed time appointed for holding the meeting.

Meaning of        34.6 For the purposes of this Article 34, the right of a
participate       member to participate in the business of any general meeting shall include without limitation the right to speak, vote on a show of hands, vote on a poll, be represented by proxy and have access to all documents which are required by the
                  Companies Acts or these Articles to be made available at the meeting.

Accidental        35.1 The accidental omission to send a notice of a meeting,
omission to       or to send any notification where required by the Companies
give notice       Acts (or equivalent legislation in any jurisdiction) or
etc.              these Articles in relation to the publication of a notice of meeting on a website, or to send a form of proxy where
                  required by the Companies Acts (or equivalent legislation in any jurisdiction) or these Articles, to any person entitled to receive it, or the non-receipt for any reason of any
                  such notice or notification or form of proxy by that
                  person, whether or not the Company is aware of such
                  omission or non-receipt, shall not invalidate the
                  proceedings at that meeting.

Security 35.2 The board and, at any general meeting, the chairman may make any arrangement and impose any requirement or restriction it or he considers appropriate to ensure the security of a general meeting including, without limitation, requirements for evidence of identity to be produced by those attending the meeting, the searching of their personal property and the restriction of items that may be taken into the meeting place. The board and, at any general meeting,

30


                  the chairman are entitled to refuse entry to a person who refuses to comply with these arrangements, requirements or restrictions.

                        PROCEEDINGS AT GENERAL MEETINGS

                  36. No business shall be transacted at any general meeting         Quorum
                  unless a quorum is present, but the absence of a quorum
                  shall not preclude the choice or appointment of a chairman, which shall not be treated as part of the business of the
                  meeting. Save as otherwise provided by these Articles, two persons present in person or by proxy and entitled to vote on the business to be transacted shall be a quorum.

                  37. If such a quorum is not present within five minutes (or        If quorum not present
                  such longer time not exceeding 30 minutes as the chairman of the meeting may decide to wait) from the time appointed for the meeting, or if during a meeting such a quorum ceases to be present, the meeting, if convened on the requisition of members, shall be dissolved, and in any other case shall
                  stand adjourned to such time and place as the chairman of
                  the meeting may determine. The adjourned meeting shall be
                  dissolved if a quorum is not present within 15 minutes
                  after the time appointed for holding the meeting.

                  38. The chairman, if any, of the board or, in his absence,         Chairman
                  any deputy chairman of the Company or, in his absence, some other director nominated by the board, shall preside as
                  chairman of the meeting. If neither the chairman, a deputy chairman nor such other director (if any) is present within five minutes after the time appointed for holding the
                  meeting or is not willing to act as chairman, the directors present shall elect one of their number to be chairman. If there is only one director present and willing to act, he
                  shall be chairman. If no director is willing to act as
                  chairman, or if no director is present within five minutes after the time appointed for holding the meeting, the
                  members present and entitled to vote shall choose one of
                  their number to be chairman.

                  39. A director shall, notwithstanding that he is not a             Directors entitled to speak
                  member, be entitled to attend and speak at any general
                  meeting and at any separate meeting of the holders of any
                  class of shares in the capital of the Company.

                  40.1 The chairman may, with the consent of a meeting at            Adjournments: chairman's powers
                  which a quorum is present (and shall if so directed by the meeting), adjourn the meeting from time to time and from
                  place to place. No business shall be transacted at an
                  adjourned meeting other than business which might properly have been transacted at the meeting had the adjournment not taken place. In addition (and without prejudice to the
                  chairman's power to adjourn a meeting conferred by Article
                  34.2), the chairman may adjourn the meeting to another time and place without such consent if it appears to him that:

                  (a) it is likely to be impracticable to hold or continue that meeting because of the number of members wishing to attend who are not present; or

                  (b) the unruly conduct of persons attending the meeting prevents or is likely to prevent the orderly continuation of the business of the meeting; or

                                                                              31


                  (c) an adjournment is otherwise necessary so that the business of the meeting may be properly conducted.

Adjournments:     40.2 Any such adjournment may be for such time and to such
procedures        other place or places as the chairman may, in his absolute discretion, determine, notwithstanding that by reason of
                  such adjournment some members may be unable to be present at the adjourned meeting. The discretion of the chairman shall include the discretion as to whether to make arrangements
                  for a satellite meeting place in respect of the adjourned
                  meeting and whether the meeting place of the adjourned
                  meeting should be in a different country from the original principal meeting place. Any member unable to be present at the adjourned meeting may nevertheless appoint a proxy for the adjourned meeting either in accordance with Article 60.1 or by means of an instrument which, if delivered by him at the meeting which is adjourned to the chairman or the
                  secretary, shall be valid even though it is given at less
                  notice than would otherwise be required by Article
                  60.1(a). When a meeting is adjourned for 30 days or more
                  or for an indefinite period, notice shall be sent at
                  least seven clear days' before the date of the adjourned
                  meeting specifying the time and place (or places, in the
                  case of a meeting to which the chairman has determined
                  that the provisions of Article 34.1 should apply) of the
                  adjourned meeting and the general nature of the business
                  to be transacted. Otherwise it shall not be necessary to
                  give any notice of an adjournment or of the business to
                  be transacted at an adjourned meeting.


Amendments to     41. If an amendment is proposed to any resolution under
resolutions       consideration but is in good faith ruled out of order by the chairman, the proceedings on the substantive resolution
                  shall not be invalidated by any error in such ruling.
                  With the consent of the chairman, an amendment may be
                  withdrawn by its proposer before it is voted on. No
                  amendment to a resolution duly proposed as a special or
                  extraordinary resolution may be considered or voted on
                  (other than a mere clerical amendment to correct a patent
                  error). No amendment to a resolution duly proposed as an
                  ordinary resolution may be considered or voted on (other
                  than a mere clerical amendment to correct a patent error)
                  unless either (a) at least 48 hours before the time
                  appointed for holding the meeting or adjourned meeting at
                  which the ordinary resolution is to be considered, notice
                  of the terms of the amendment and the intention to move
                  it has been delivered by means of an instrument to the
                  office or to such other place as may be specified by or
                  on behalf of the Company for that purpose, or received in
                  an electronic communication at such address (if any) for
                  the time being notified by or on behalf of the Company
                  for that purpose, or (b) the chairman in his absolute
                  discretion decides that the amendment may be considered
                  and voted on.

Methods of        42. All special or extraordinary resolutions put to the vote
voting            of a general meeting shall be decided on a poll. All other resolutions put to the vote of a general meeting shall be
                  decided on a show of hands unless, before or on the
                  declaration of the result of a vote on the show of hands
                  or on the withdrawal of any other demand for a poll, a
                  poll is duly demanded. Subject to the provisions of the
                  Companies Act, a poll may be demanded by:

                  (a)  the chairman of the meeting; or

32


                  (b)  at least two members present in person or by proxy; or

                  (c) any member or members present in person or by proxy representing not less than one-tenth of the total voting rights of all the members having the right to vote at the meeting; or

                  (d) any member or members present in person or by proxy holding shares conferring a right to vote at the meeting being shares on which an aggregate sum has been paid up equal to not less than one-tenth of the total sum paid up on all the shares conferring that right.

                  A demand by a person as proxy for a member shall be the same as a demand by the member.

                  43. Unless a poll is duly demanded (and the demand is not          Declaration of result
                  withdrawn before the poll is taken) or is required under
                  Article 42, a declaration by the chairman that a resolution has been carried or carried unanimously, or by a particular majority, or lost, or not carried by a particular majority shall be conclusive evidence of the fact without proof of
                  the number or proportion of the votes recorded in favour
                  of or against the resolution.

                  44. In the case of an equality of votes, whether on a show         Chairman's casting vote
                  of hands or on a poll, the chairman shall be entitled to a casting vote in addition to any other vote he may have.

                  45. The demand for a poll may be withdrawn before the poll         Withdrawal of demand
                  is taken, but only with the consent of the chairman. A             for poll
                  demand so withdrawn shall not be taken to have invalidated the result of a show of hands declared before the demand was made. If the demand for a poll is withdrawn, the chairman or any other member entitled may demand a poll.

                  46. Subject to Article 47, a poll shall be taken as the            Conduct of poll
                  chairman directs and he may, and shall if required by the
                  meeting, appoint scrutineers (who need not be members) and fix a time and place for declaring the result of the poll.
                  The result of the poll shall be deemed to be the
                  resolution of the meeting at which the poll was demanded.

                  47. A poll demanded on the election of a chairman or on a          When poll to be taken
                  question of adjournment shall be taken at the meeting at
                  which it is demanded. A poll demanded on any other question shall be taken either at the meeting or at such time and
                  place as the chairman directs not being more than 30 days
                  after the poll is demanded. The demand for a poll shall not prevent the continuance of a meeting for the transaction of any business other than the question on which the poll was demanded. If a poll is demanded before the declaration of
                  the result of a show of hands and the demand is duly
                  withdrawn, the meeting shall continue as if the demand had not been made.

                  48. No notice need be sent of a poll not taken at the              Notice of poll
                  meeting at which it is demanded if the time and place at
                  which it is to be taken are announced at the


                                                                              33


                  meeting. In any other case notice shall be sent at least seven clear days' before the taking of the poll specifying the time and place at which the poll is to be taken.

Effectiveness     49. Where for any purpose an ordinary resolution of the
of special and    Company is required, a special or extraordinary resolution
extraordinary     shall also be effective. Where for any purpose an
resolutions       extraordinary resolution is required, a special resolution shall also be effective.

                                   VOTES OF MEMBERS

Right to vote     50. Subject to any rights or restrictions attached to any
                  shares, on a show of hands every member who is present in
                  person or by proxy shall have one vote and on a poll every member present in person or by proxy shall have one vote for every share of which he is the holder.

Votes of joint    51. In the case of joint holders of a share, the vote of the
holders           senior who tenders a vote, whether in person or by proxy,
                  shall be accepted to the exclusion of the votes of the other joint holders. For this purpose seniority shall be
                  determined by the order in which the names of the holders
                  stand in the register.

Member under      52. A member in respect of whom an order has been made by a
incapacity        court or official having jurisdiction (whether in the United
                  Kingdom or elsewhere) in matters concerning mental disorder may vote, whether on a show of hands or on a poll, by his
                  receiver, curator bonis or other person authorised for that purpose appointed by that court or official. That receiver, curator bonis or other person may also vote by proxy. The
                  right to vote shall be exercisable only if evidence
                  satisfactory to the board of the authority of the person
                  claiming to exercise the right to vote has been delivered
                  to the office, or at another place specified in
                  accordance with these Articles for the delivery of proxy
                  appointments, not less than 48 hours before the time
                  appointed for holding the meeting or adjourned meeting at
                  which the right to vote is to be exercised.

Section 212 of    53.1 If at any time the board is satisfied that any member,
the Act:          or any other person appearing to be interested in shares
restrictions      held by such member, has been duly served with a notice
if in default     under section 212 of the Act (a section 212 notice) and is in default for the prescribed period in supplying to the
                  Company the information thereby required, or, in purported compliance with such a notice, has made a statement which is false or inadequate in a material particular, then the board may, in its absolute discretion at any time thereafter by
                  notice (a direction notice) to such member direct that:

                  (a) in respect of the shares in relation to which the default occurred (the default shares, which expression includes any shares issued after the date of the section 212 notice in respect of those shares) the member shall not be entitled to attend or vote either personally or by proxy at a general meeting or at a separate meeting of the holders of that class of shares or on a poll; and

34


                  (b) where the default shares represent at least 1/4 of one per cent. in nominal value of the issued shares of their class, the direction notice may additionally direct that in respect of the default shares:

                       (i) no payment shall be made by way of dividend and no share shall be allotted pursuant to Article 112;

                       (ii) no transfer of any default share shall be
                            registered unless:

                            (A)  the member is not himself in default as regards
                                 supplying the information requested and the
                                 transfer when presented for registration is
                                 accompanied by a certificate by the member in such
                                 form as the board may in its absolute discretion
                                 require to the effect that after due and careful
                                 enquiry the member is satisfied that no person in
                                 default as regards supplying such information is
                                 interested in any of the shares the subject of the
                                 transfer; or

                            (B)  the transfer is an approved transfer; or

                            (C) registration of the transfer is required by the Regulations.

                  53.2 The Company shall send a copy of the direction notice         Copy of notice
                  to each other person appearing to be interested in the             to interested
                  default shares, but the failure or omission by the Company         persons
                  to do so shall not invalidate such notice.

                  53.3 Where any person appearing to be interested in shares         Service on Approved
                  has been duly served with a section 212 notice and the             Depositaries
                  shares in which he appears to be interested are held by an
                  Approved Depositary, the provisions of this Article shall be treated as applying only to those shares held by the
                  Approved Depositary in which such person appears to be
                  interested and not (insofar as such person's apparent
                  interest is concerned) to any other shares held by the
                  Approved Depositary.

                  53.4 Where the member on which a section 212 notice is duly served is an Approved Depositary acting in its capacity as such, the obligations of the Approved Depositary as a member of the Company shall be limited to disclosing to the Company such information relating to any person appearing to be interested in the shares held by it as has been recorded by it pursuant to the arrangements entered into by the Company or approved by the directors pursuant to which it was appointed as an Approved Depositary and the default shares shall be those shares held by it in respect of which it or any other person has not complied with such obligations.

                  53.5 Any direction notice shall cease to have effect not           When restrictions
                  more than seven days after the earlier of receipt by the           cease to have effect
                  Company of:

                  (a) a notice of an approved transfer, but only in relation to the shares transferred; or


                                                                              35


                  (b)  all the information required by the relevant section
                       212 notice, in a form satisfactory to the board.

Board may         53.6 The board may at any time send a notice cancelling a
cancel            direction notice.
restrictions

Conversion of     53.7 The Company may exercise any of its powers under
uncertificated    Article 6.3 in respect of any default share that is held in
shares            uncertificated form.

Provisions       54.1 For the purposes of Article 53:
supplementary
to Article 53     (a)  a person shall be treated as appearing to be interested in any shares if the member holding such shares has
                       sent to the Company a notification under section 212 of
                       the Act which either (i) names such person as being so
                       interested or (ii) fails to establish the identities of
                       all those interested in the shares, and (after taking
                       into account the said notification and any other
                       relevant section 212 notification) the Company knows or
                       has reasonable cause to believe that the person in
                       question is or may be interested in the shares;

                  (b) the prescribed period is 14 days from the date of service of the section 212 notice; and

                  (c)  a transfer of shares is an approved transfer if:

                       (i) it is a transfer of shares pursuant to an acceptance of a takeover offer (within the meaning of section 428(1) of the Act); or

                       (ii) the board is satisfied that the transfer is made
                            pursuant to a sale of the whole of the beneficial ownership of the shares the subject of the transfer to a party unconnected with the member and with any other person appearing to be interested in the shares; or

                      (iii) the transfer results from a sale made through a
                            recognised investment exchange as defined in the Financial Services and Markets Act 2000 or any other stock exchange outside the United Kingdom on which the Company's shares are normally traded.

Section 216 of    54.2 Nothing contained in Article 53 limits the power of the
the Act           Company under section 216 of the Act.

Errors in         55. If any votes are counted which ought not to have been
voting            counted, or might have been rejected, the error shall not
                  vitiate the result of the voting unless it is pointed out at the same meeting, or at any adjournment of the meeting, and, in the opinion of the chairman, it is of sufficient
                  magnitude to vitiate the result of the voting.

Objection to      56. No objection shall be raised to the qualification of any
voting            voter except at the meeting or adjourned meeting or poll at which the vote objected to is tendered. Every vote not
                  disallowed at such meeting shall be valid and every vote not

36


                  counted which ought to have been counted shall be disregarded. Any objection made in due time shall be referred to the chairman whose decision shall be final and conclusive.

                  57. On a poll, votes may be given either personally or by          Supplementary
                  proxy. A member entitled to more than one vote need not, if        provisions on voting
                  he votes, use all his votes or cast all the votes he uses in the same way.

                        PROXIES AND CORPORATE REPRESENTATIVES

                  58. The appointment of a proxy, whether by means of an             Appointment of proxy;
                  instrument or contained in an electronic communication,            execution
                  shall be executed in such manner as the board may approve.
                  Subject thereto, the appointment of a proxy shall be
                  executed by the appointor or his attorney or, if the
                  appointor is a corporation, executed by a duly authorised
                  officer, attorney or other authorised person or under its
                  common seal. For the purpose of this Article and Articles 59 and 60, an electronic communication which contains a proxy appointment need not comprise writing if the board so
                  determines and in such a case, if the board so determines, the appointment need not be executed but shall instead be
                  subject to such conditions as the board may approve.

                  59. The appointment of a proxy shall be in any usual form or       Method of proxy appointment
                  in any other form which the board may approve. Subject
                  thereto, the appointment of a proxy may be:

                  (a)  by means of an instrument; or

                  (b) contained in an electronic communication sent to such address (if any) for the time being notified by or on behalf of the Company for that purpose, provided that the electronic communication is received in accordance with Article 60.1 not less than 48 hours before the time appointed for holding the meeting or adjourned meeting (or any postponed time appointed for holding the meeting pursuant to Article 34.5) or, where a poll is taken more than 48 hours after it is demanded, after the poll has been demanded and not less than 48 hours before the time appointed for the taking of the poll.

                  The board may, if it thinks fit, but subject to the provisions of the Companies Acts, at the Company's expense send forms of proxy for use at the meeting and issue invitations contained in electronic communications to appoint a proxy in relation to the meeting in such form as may be approved by the board. The appointment of a proxy shall not preclude a member from attending and voting in person at the meeting or poll concerned. A member may appoint more than one proxy to attend on the same occasion, save that each such appointment shall specify the number of shares in respect of which the appointment is made and the aggregate number of shares in respect of which the appointments are made shall not exceed the number of shares registered in the name of such member.

                  60.1 Without prejudice to Article 34.5(b) or to the third          Delivery/receipt of
                  sentence of Article 40.2, the appointment of a proxy shall:        proxy appointment

                                                                              37

                  (a) in the case of an instrument, be delivered personally or by post to the office or such other place within the United Kingdom as may be specified by or on behalf of the Company for that purpose:

                       (i)  in the notice convening the meeting, or

                       (ii) in any form of proxy sent by or on behalf of the
                            Company in relation to the meeting,

                  not less than 48 hours before the time appointed for holding the meeting or adjourned meeting (or any postponed time appointed for holding the meeting pursuant to Article 34.5) at which the person named in the appointment proposes to vote; or

                  (b) in the case of an appointment contained in an electronic communication, where an address has been specified by or on behalf of the Company for the purpose of receiving electronic communications:

                       (i)  in the notice convening the meeting, or

                       (ii) in any form of proxy sent by or on behalf of the
                            Company in relation to the meeting, or

                      (iii) in any invitation contained in an electronic
                            communication to appoint a proxy issued by or on behalf of the Company in relation to the meeting,

                  be received at that address not less than 48 hours before the time appointed for holding the meeting or adjourned meeting (or any postponed time appointed for holding the meeting pursuant to Article 34.5) at which the person named in the appointment proposes to vote; or

                  (c) in either case, where a poll is taken more than 48 hours after it is demanded, be delivered or received as aforesaid after the poll has been demanded and not less than 48 hours before the time appointed for the taking of the poll; or

                  (d) in the case only of an instrument, where a poll is not taken immediately but is taken not more than 48 hours after it was demanded, be delivered at the meeting at which the poll was demanded to the chairman or to the secretary.

Receipt of        60.2 Any power of attorney or other written authority under
authority         which a proxy appointment is executed or an office or
                  notarially certified copy or a copy certified in accordance with the Powers of Attorney Act 1971 (or in accordance with equivalent legislation in any jurisdiction) of such power or written authority shall be:

                  (a) delivered personally or by post to the office, or to such other place within the United Kingdom or overseas as may be specified by or on behalf of the

38


                       Company in accordance with Article 60.1(a), not less than 48 hours before the time appointed for holding the meeting or adjourned meeting (or any postponed time appointed for holding the meeting pursuant to
                       Article 34.5) at which the person named in the appointment proposes to vote; or

                  (b) where a poll is taken more than 48 hours after it is demanded, be delivered as aforesaid after the poll has been demanded and not less than 24 hours before the time appointed for the taking of the poll; or

                  (c) in the case only of a proxy appointment by means of an instrument, where a poll is not taken immediately but is taken not more than 48 hours after it was demanded, be delivered at the meeting at which the poll was demanded to the chairman or to the secretary together with the proxy appointment to which it relates.

Validity of       60.3 A proxy appointment which is not delivered or received
proxy             in accordance with Article 60.1, or in respect of which
appointment       Article 60.2 has not been complied with, shall be invalid.
                  No proxy appointment shall be valid more than twelve months after the date stated in it as the date of its execution.
                  When two or more valid proxy appointments are delivered or received in respect of the same share for use at the same
                  meeting, the one which was delivered or received last
                  (regardless of when it was executed or by what means it was delivered or received) shall be treated as replacing and
                  revoking the others as regards that share; if the Company is unable to determine which was delivered or received last,
                  none of them shall be treated as valid in respect of that
                  share. The proceedings at a general meeting shall not be
                  invalidated where a proxy appointment in respect of that
                  meeting is delivered or received in a manner permitted by
                  these Articles by electronic communication, but because of a technical problem it cannot be read by the recipient.

                  61. A proxy appointment shall be deemed to include the right          Validity of proxy
                  to demand, or join in demanding, a poll but shall not confer          appointment
                  any further right to speak at a meeting, except with the
                  permission of the chairman. The proxy appointment shall also be deemed to confer authority to vote on any amendment of a resolution put to the meeting for which it is given as the proxy thinks fit. The proxy appointment shall, unless it
                  provides to the contrary, be valid for any adjournment of
                  the meeting as well as for the meeting to which it relates.

                  62. Any corporation which is a member of the Company (in              Corporate representatives
                  this Article the grantor) may, by resolution of its
                  directors or other governing body, authorise such person as it thinks fit to act as its representative at any meeting of the Company or at any separate meeting of the holders of any class of shares. A person so authorised shall be entitled to exercise the same power on behalf of the grantor as the
                  grantor could exercise if it were an individual member of
                  the Company, save that a director, the secretary or other
                  person authorised for the purpose by the secretary may
                  require such person to produce a certified copy of the
                  resolution of authorisation or other authority before
                  permitting him to exercise his powers. The grantor shall for the purposes of these Articles be deemed to be present in
                  person at any such meeting if a person so authorised is
                  present at it.

                                                                              39


Revocation of     63. A vote given or poll demanded by a proxy or by the duly
authority         authorised representative of a corporation shall be valid
                  notwithstanding the previous determination of the authority of the person voting or demanding the poll unless notice of the determination was either delivered or received as
                  mentioned in the following sentence at least three hours
                  before the start of the meeting or adjourned meeting at
                  which the vote is given or the poll demanded or (in the case of a poll taken otherwise than on the same day as the
                  meeting or adjourned meeting) the time appointed for taking the poll. Such notice of determination shall be either by
                  means of an instrument delivered to the office or to such
                  other place within the United Kingdom as may be specified by or on behalf of the Company in accordance with Article
                  60.1(a) or contained in an electronic communication received at the address (if any) specified by or on behalf of the
                  Company in accordance with Article 60.1(b), regardless of
                  whether any relevant proxy appointment was effected by means of an instrument or contained in an electronic
                  communication. For the purpose of this Article, an
                  electronic communication which contains such notice of
                  determination need not comprise writing if the board has
                  determined that the electronic communication which contains the relevant proxy appointment need not comprise writing.

                                 NUMBER OF DIRECTORS

Limits on         64. Unless otherwise determined by ordinary resolution, the
number of         number of directors shall be not less than 5 nor more than
directors         14.

                       APPOINTMENT AND RETIREMENT OF DIRECTORS

Number of         65. At the annual general meeting of the Company in every
directors to      year, all of the directors shall retire. A retiring director
retire            shall be eligible for re-election.

Appointment of    66. The Company at the meeting at which a director retires
directors.        in manner aforesaid may, subject to Article 68, fill the
                  vacated office by electing a person thereto. In default the retiring director shall, if offering himself for
                  re-election, be deemed to have been re-elected, unless:

                  (a) at such meeting it is expressly resolved not to fill such vacated office or a resolution for the re-election of such director shall have been put to the meeting and lost;

                  (b) such director has given notice to the Company that he is unwilling to be re-elected;

                  (c) the default is due to the moving of a resolution in contravention of Article 98.

                  The retirement shall not have effect until the conclusion of the meeting except where a resolution is passed to elect some other person in the place of the retiring director or a resolution for his re-election is put to the meeting and lost and accordingly a retiring director who is re-elected or deemed to have been re-elected will continue in office without a break.


40


                  67. A resolution for the election of 2 or more persons as          Separate resolutions
                  directors by a single resolution shall not be moved at any         on appointment
                  general meeting unless a resolution that it shall be so
                  moved has first been agreed to by the meeting without any
                  vote being given against it; and any resolution moved in
                  contravention of this provision shall be void.

                  68. No person (other than a director retiring at the general       Eligibility for election
                  meeting in question) shall be appointed a director at any
                  general meeting unless:

                  (a) he is recommended by the Company's nomination committee; or

                  (b) not less than seven nor more than 42 days before the date appointed for the meeting, notice executed by a member qualified to vote at the meeting (not being the person to be proposed) has been received by the Company of the intention to propose that person for appointment stating the particulars which would, if he were so appointed, be required to be included in the Company's register of directors, together with notice executed by that person of his willingness to be appointed.

                  69. Subject as aforesaid, the Company may by ordinary              Additional powers
                  resolution appoint a person who is willing to act to be a          of the Company
                  director either to fill a vacancy or as an additional
                  director. The appointment of a person to fill a vacancy or as an additional director shall take effect from the end of the meeting.

                  70. The directors shall have the power to appoint a                Appointment by board
                  director, provided such director has been nominated by the
                  Company's nomination committee, but so that the total number of directors shall not at any time exceed the number fixed by or pursuant to Article 64. Any director so appointed
                  shall hold office only until the next extraordinary or
                  annual general meeting (whichever is the earlier) and shall then be eligible for re-election.

                  71. No person shall be disqualified from being appointed or        Age limit
                  re-appointed a director, and no director shall be required to vacate that office, by reason only of the fact that he
                  has attained the age of 70 years or any other age nor shall it be necessary by reason of his age to give special notice under the Companies Acts of any resolution. Where the board convenes any general meeting of the Company at which (to the knowledge of the board) a director will be proposed for
                  appointment or re-appointment who at the date for which the meeting is convened will have attained the age of 70 or
                  more, the board shall give notice of his age in years in the notice convening the meeting or in any document sent with
                  the notice, but the accidental omission to do so shall not invalidate any proceedings, or any appointment or
                  re-appointment of that director, at that meeting.

                  72. By way of qualification, a director shall be required to       Share qualification
                  be the beneficial owner of Ordinary Shares of the Company of aggregate nominal amount of US$125, such qualification to be obtained within 2 months of the date of his appointment.

                                                                              41


                              POWERS OF THE BOARD

Business to be    73. Subject to the provisions of the Companies Acts, the
managed by        Memorandum and these Articles and to any directions given by
board             special resolution, the business of the Company shall be
                  managed by the board which may exercise all the powers of
                  the Company, including without limitation the power to
                  dispose of all or any part of the undertaking of the
                  Company. No alteration of the Memorandum or Articles and no such direction shall invalidate any prior act of the board which would have been valid if that alteration had not been made or that direction had not been given. The powers given by this Article shall not be limited by any special power
                  given to the board by these Articles. A meeting of the board at which a quorum is present may exercise all powers
                  exercisable by the board.

Exercise by       74. The board may exercise the voting power conferred by the
Company of        shares in any body corporate held or owned by the Company in
voting rights     such manner in all respects as it thinks fit (including
                  without limitation the exercise of that power in favour of any resolution appointing its members or any of them
                  directors of such body corporate, or voting or providing for the payment of remuneration to the directors of such body
                  corporate).

                          DELEGATION OF POWERS OF THE BOARD

Committees of     75. The directors may delegate any of their powers to
the board         committees consisting of such member or members of their
                  body and such other named persons as they think fit, to be co-opted as hereinafter provided. Insofar as any such power or discretion is delegated to a committee, any reference in these Articles to the exercise by the directors of the power or discretion so delegated shall be read and construed as if it were a reference to the exercise thereof by such
                  committee. Any such delegation (which shall, unless
                  otherwise stated, include authority to sub-delegate all or any of the powers so delegated) may be collateral with or to the exclusion of the powers which are the subject of the
                  delegation (or sub-delegation) and shall be subject to these
                  Articles and to such other terms, conditions and
                  restrictions as the directors may from time to time impose;
                  and any or all of the powers so delegated may be altered,
                  waived, withdrawn or revoked by the directors. The number of members of any committee referred to in this Article who are not directors shall be less than one-quarter of the total
                  number of members of the committee and less than one-half of the quorum. Subject to any conditions imposed by the board, the proceedings of a committee with two or more members
                  shall be governed by these Articles regulating the
                  proceedings of directors so far as they are capable of
                  applying, provided that the quorum of any meeting or
                  adjourned meeting shall consist of a majority of directors and no resolution of the committee shall be effective unless a majority of the members of the committee present
                  throughout the meeting are directors.

Local boards,     76. The board may establish local or divisional boards or
etc.              agencies for managing any of the affairs of the Company,
                  either in the United Kingdom or elsewhere, and may appoint any persons to be members of the local or divisional boards, or any managers or agents, and may fix their remuneration.
                  The board may

42

                  delegate to any local or divisional board, manager or agent any of the powers, authorities and discretions vested in or exercisable by the board, with power to sub-delegate, and may authorise the members of any local or divisional board, or any of them, to fill any vacancies and to act notwithstanding vacancies. Any appointment or delegation made pursuant to this Article may be made on such terms and subject to such conditions as the board may decide. The board may remove any person so appointed and may revoke or vary the delegation but no person dealing in good faith and without notice of the revocation or variation shall be affected by it.

                  77. The board may, by power of attorney or otherwise,              Agents
                  appoint any person to be the agent of the Company for such purposes, with such powers, authorities and discretions (not exceeding those vested in the board) and on such conditions as the board determines, including without limitation
                  authority for the agent to delegate all or any of his
                  powers, authorities and discretions, and may revoke or vary such delegation.

                  78. The board may appoint any person to any office or              Offices including the
                  employment having a designation or title including the word        title "director"
                  "director" or attach to any existing office or employment
                  with the Company such a designation or title and may
                  terminate any such appointment or the use of any such
                  designation or title. The inclusion of the word "director"
                  in the designation or title of any such office or employment shall not imply that the holder is a director of the
                  Company, and the holder shall not thereby be empowered in
                  any respect to act as, or be deemed to be, a director of the
                  Company for any of the purposes of these Articles.

                      DISQUALIFICATION AND REMOVAL OF DIRECTORS

                  79. The office of a director shall be vacated if:                  Disqualification as a director

                  (a) he ceases to be a director by virtue of any provisions of the Companies Acts or these Articles or he becomes prohibited by law from being a director; or

                  (b) he becomes bankrupt or makes any arrangement or composition with his creditors generally; or

                  (c) he is, or may be, suffering from mental disorder and either:

                       (i) he is admitted to hospital in pursuance of an application for admission for treatment under the Mental Health Act 1983 or under any equivalent legislation in any jurisdiction; or

                       (ii) an order is made by a court having jurisdiction
                            (whether in the United Kingdom or elsewhere) in matters concerning mental disorder for his detention or for the appointment of a receiver, curator bonis or other person to exercise powers with respect to his property or affairs; or

                  (d) he resigns his office by notice to the Company or, having been appointed for a fixed term, the term expires; or

                                                                              43


                  (e) he has been absent for more than six consecutive months without permission of the board from meetings of the board held during that period and the board resolves that his office be vacated; or

                  (f) he does not within 2 months from the date of his appointment obtain his qualification holding or, after the expiration of such period, he ceases at any time to hold his qualification holding. A person vacating office under this sub-clause shall be incapable of being re-appointed a director of the Company until he has obtained his qualification holding.

Power of          80. The Company may, without prejudice to the provisions of
Company to        the Companies Acts, by ordinary resolution remove any
remove            director from office (notwithstanding any provision of these
director          Articles or of any agreement between the Company and such
                  director, but without prejudice to any claim he may have for damages for breach of any such agreement). No special notice need be given of any resolution to remove a director in
                  accordance with this Article and no director proposed to be removed in accordance with this Article has any special
                  right to protest against his removal. The Company may, by
                  ordinary resolution, appoint another person in place of a
                  director removed from office in accordance with this
                  Article.

                       REMUNERATION OF NON-EXECUTIVE DIRECTORS

Ordinary          81. The ordinary remuneration of the directors who do not
remuneration      hold executive office for their services (excluding amounts payable under any other provision of these Articles) shall not exceed in aggregate (pound)750,000 per annum or such
                  higher amount as the Company may from time to time by
                  ordinary resolution determine. Subject thereto, each such
                  director shall be paid a fee (which shall be deemed to
                  accrue from day to day) at such rate as may from time to
                  time be determined by the board.

Additional        82. Any director who does not hold executive office and who
remuneration      serves on any committee of the board or, at the request of
for special       the board, goes or resides abroad for any purpose of the
services          Company or otherwise performs special services which in the opinion of the board are outside the scope of the ordinary duties of a director, may (without prejudice to the
                  provisions of Article 81) be paid such extra remuneration by way of salary, commission or otherwise as the board may
                  determine.

                               DIRECTORS' EXPENSES

Directors may     83. The directors may be paid all travelling, hotel, and
be paid           other expenses properly incurred by them in connection with
expenses          their attendance at meetings of the board or committees of the board, general meetings or separate meetings of the
                  holders of any class of shares or of debentures of the
                  Company or otherwise in connection with the discharge of
                  their duties.

                                 EXECUTIVE DIRECTORS

Appointment to    84. Subject to the provisions of the Companies Acts, the
executive         board may appoint one or more of its body to be the holder
office            of any executive office (except that of auditor)

44


                  in the Company and may enter into an agreement or arrangement with any director for his employment by the Company or for the provision by him of any services outside the scope of the ordinary duties of a director. Any such appointment, agreement or arrangement may be made on such terms, including without limitation terms as to remuneration, as the board determines. The board may revoke or vary any such appointment but without prejudice to any rights or claims which the person whose appointment is revoked or varied may have against the Company because of the revocation or variation.

                  85. Any appointment of a director to an executive office           Termination of appointment
                  shall terminate if he ceases to be a director but without          to executive office
                  prejudice to any rights or claims which he may have against the Company by reason of such cessation. A director
                  appointed to an executive office shall not cease to be a
                  director merely because his appointment to such executive
                  office terminates.

                  86. The emoluments of any director holding executive office        Emoluments to be
                  for his services as such shall be determined by the board,         determined by the board
                  and may be of any description, including without limitation admission to, or continuance of, membership of any scheme
                  (including any share acquisition scheme) or fund instituted or established or financed or contributed to by the Company for the provision of pensions, life assurance or other
                  benefits for employees or their dependants, or the payment of a pension or other benefits to him or his dependants on or after retirement or death, apart from membership of any such scheme or fund.

                                 DIRECTORS' INTERESTS

                  87.1 Subject to the provisions of the Companies Acts, and          Directors may contract
                  provided that he has disclosed to the board the nature and          with the Company
                  extent of any material interest of his, a director
                  notwithstanding his office:

                  (a) may be a party to, or otherwise interested in, any transaction or arrangement with the Company or in which the Company is otherwise interested;

                  (b) may act by himself or his firm in a professional capacity for the Company (otherwise than as auditor) and he or his firm shall be entitled to remuneration for professional services as if he were not a director;

                  (c) may be a director or other officer of, or employed by, or a party to any transaction or arrangement with, or otherwise interested in, any body corporate promoted by the Company or in which the Company is otherwise interested; and

                  (d) shall not, by reason of his office, be accountable to the Company for any benefit which he derives from any such office or employment or from any such transaction or arrangement or from any interest in any such body corporate and no such transaction or arrangement shall be liable to be avoided on the ground of any such interest or benefit.

                                                                              45


Notification      87.2 For the purpose of this Article:
of interests
                  (a)  a general notice given to the board that a director is to be regarded as having an interest of the nature and extent specified in the notice in any transaction or arrangement
                       in which a specified person or class of persons is
                       interested shall be deemed to be a disclosure that the
                       director has an interest in any such transaction of the
                       nature and extent so specified; and

                  (b) an interest of which a director has no knowledge and of which it is unreasonable to expect him to have knowledge shall not be treated as an interest of his.

                          GRATUITIES, PENSIONS AND INSURANCE

Gratuities
and pensions      88.1 The board may (by establishment of, or maintenance of, schemes or otherwise) provide benefits, whether by the payment of gratuities or pensions or by insurance or otherwise, for any past or present director or employee of the Company or any of its subsidiary undertakings or any body corporate associated with, or any business acquired by, any of them, and for any member of his family (including a spouse and a former spouse) or any person who is or was dependent on him, and may (as well before as after he ceases to hold such office or employment)
                  contribute to any fund and pay premiums for the purchase or provision of any such benefit.

Insurance         88.2 Without prejudice to the provisions of Article 134, the board may exercise all the powers of the Company to purchase and maintain insurance for or for the benefit of any person who is or was:

                  (a) a director, officer, employee or auditor of the Company, or any body which is or was the holding company or subsidiary undertaking of the Company, or in which the Company or such holding company or subsidiary undertaking has or had any interest (whether direct or indirect) or with which the Company or such holding company or subsidiary undertaking is or was in any way allied or associated; or

                  (b) a trustee of any pension fund in which employees of the Company or any other body referred to in Article 88.2(a) is or has been interested,

                  including without limitation insurance against any liability incurred by such person in respect of any act or omission in the actual or purported execution or discharge of his duties or in the exercise or purported exercise of his powers or otherwise in relation to his duties, powers or offices in relation to the relevant body or fund.

Directors not     88.3 No director or former director shall be accountable to the
liable to         Company or the members for any benefit provided pursuant to this
account           Article. The receipt of any such benefit shall not disqualify any person from being or becoming a director of the Company.

46


                  89. Pursuant to section 719 of the Act, the board is hereby        Section 719 of the Act
                  authorised to make such provision as may seem appropriate for the benefit of any persons employed or formerly employed by the
                  Company or any of its subsidiary undertakings in connection with the cessation or the transfer of the whole or part of the
                  undertaking of the Company or any subsidiary undertaking. Any such provision shall be made by a resolution of the board in accordance with section 719.

                               PROCEEDINGS OF THE BOARD

                  90. Subject to the provisions of these Articles, the board may     Convening meetings
                  regulate its proceedings as it thinks fit (including holding meetings outside the UK). A director may, and the secretary at the request of a director shall, call a meeting of the board.
                  Questions arising at any meeting shall be decided by a majority of votes of those attending, such majority representing not less than one third of all directors. In case of an equality of votes, the chairman of the meeting shall have a second or
                  casting vote. It shall be necessary to give reasonable notice of a meeting of directors to all directors, taking into account the residence of the directors. Notice of a board meeting shall be deemed to be properly given to a director if it is sent to him personally or by word of mouth or sent by instrument to him, at his last known address or such other (if any) for the time being notified by him or on his behalf to the Company for that
                  purpose, or sent using electronic communications to such address
                  (if any) for the time being notified by him or on his behalf to the Company for that purpose. Any director may waive notice of a meeting and any such waiver may be retrospective. Any electronic communication pursuant to this Article need not comprise writing if the board so determines.

                  91. The quorum necessary for the transaction of the business of    Quorum
                  the directors shall be a majority of the full board of
                  directors, of whom at least 4 must be non-executive directors.

                  92. The continuing directors may act notwithstanding any           Powers of directors if
                  vacancies in their number, but, if the number of directors is      number falls below
                  less than the minimum number fixed by the Articles, the            minimum
                  continuing directors may act only for the purpose of filling vacancies to that minimum number or of calling a general
                  meeting.

                  93. The board may appoint one of their number to be the            Chairman and
                  chairman, and one or more of their number to be the deputy         deputy chairman
                  chairman or deputy chairmen, of the board and may at any time remove either or any of them from such office. Unless he is unwilling to do so, the director appointed as chairman, or in his stead any director appointed as a deputy chairman (and if more than one deputy chairman has been appointed, the director who has held the office of deputy chairman for the longest period), shall preside at every meeting of the board at which he is present. If there is no director holding either of those offices, or if neither the chairman nor a deputy chairman is willing to preside or neither of them is present within five minutes after the time appointed for the meeting, the directors present may appoint one of their number to be chairman of the meeting.

                                                                              47


Validity of       94. All acts done by a meeting of the board, or of a committee
acts of the       of the board, or by a person acting as a director, shall,
board             notwithstanding that it be afterwards discovered that there was a defect in the appointment of any director or any member of the committee or that any of them were disqualified from holding office, or had vacated office, or were not entitled to vote, be as valid as if every such person had been duly appointed and was qualified and had continued to be a director and had been
                  entitled to vote.

Resolutions       95. A resolution in writing executed by all the directors
in writing        entitled to receive notice of a meeting of the board or of a committee of the board shall be as valid and effectual as if it had been passed at a meeting of the board or (as the case may
                  be) a committee of the board duly convened and held. For this purpose:

                  (a) a resolution may be by means of an instrument or contained in an electronic communication sent to such address (if any) for the time being notified by the Company for that purpose; or

                  (b) a resolution may consist of several instruments or several electronic communications, each executed by one or more directors, or a combination of both.

Meetings by       96. Without prejudice to the first sentence of Article 90,
telephone,        a person entitled to be present at a meeting of the board or of
etc.              a committee of the board shall be deemed to be present for all purposes if he is able (directly or by telephonic communication)
                  to speak to and be heard by all those present or deemed to be present simultaneously. A director so deemed to be present shall be entitled to vote and be counted in a quorum accordingly. Such a meeting shall be deemed to take place where it is convened to be held or (if no director is present in that place) where the largest group of those participating is assembled, or, if there is no such group, where the chairman of the meeting is. The word meeting in these Articles shall be construed accordingly.

Directors'        97.1 A director who is in any way, whether directly or
power to vote     indirectly, interested in a contract or proposed contract with
on contracts      the Company shall declare the nature of his interest at a
in which they     meeting of the board in accordance with the Act. Except as
are               otherwise provided by these Articles, a director shall not vote
interested        at a meeting of the board or a committee of the board on any resolution of the board concerning a matter in which he has an interest (other than by virtue of his interests in shares or debentures or other securities of, or otherwise in or through, the Company) which (together with any interest of any person connected with him) is to his knowledge material unless his interest arises only because the resolution concerns one or more of the following matters:

                  (a) the giving of a guarantee, security or indemnity in respect of money lent or obligations incurred by him or any other person at the request of or for the benefit of, the Company or any of its subsidiary undertakings;

                  (b) the giving of a guarantee, security or indemnity in respect of a debt or obligation of the Company or any of its subsidiary undertakings for which

48


                  the director has assumed responsibility (in whole or part and whether alone or jointly with others) under a guarantee or indemnity or by the giving of security;

                  (c) a contract, arrangement, transaction or proposal concerning an offer of shares, debentures or other securities of the Company or any of its subsidiary undertakings for subscription or purchase, in which offer he is or may be entitled to participate as a holder of securities or in the underwriting or sub-underwriting of which he is to participate;

                  (d) a contract, arrangement, transaction or proposal concerning any other body corporate in which he or any person connected with him is interested, directly or indirectly, and whether as an officer, shareholder, creditor or otherwise, if he and any persons connected with him do not to his knowledge hold an interest (as that term is used in sections 198 to 211 of the Act) representing one per cent.
                       or more of either any class of the equity share capital of such body corporate (or any other body corporate through which his interest is derived) or of the voting rights available to members of the relevant body corporate (any such interest being deemed for the purpose of this Article to be a material interest in all circumstances);

                  (e) a contract, arrangement, transaction or proposal for the benefit of employees of the Company or of any of its subsidiary undertakings which does not award him any privilege or benefit not generally accorded to the employees to whom the arrangement relates; and

                  (f) a contract, arrangement, transaction or proposal concerning any insurance which the Company is empowered to purchase or maintain for, or for the benefit of, any directors of the Company or for persons who include directors of the Company.

                  97.2 For the purposes of this Article, an interest of a person     Interests of
                  who is, for any purpose of the Companies Acts (excluding any       connected person
                  statutory modification of the Companies Acts not in force when     and alternate director
                  this Article is adopted), connected with a director shall be treated as an interest of the director.

                  97.3 The Company may by ordinary resolution suspend or relax to    Suspension or relaxation
                  any extent, either generally or in respect of any particular       of voting prohibitions
                  matter, any provision of these Articles prohibiting a director     by ordinary resolution
                  from voting at a meeting of directors or of a committee of directors.

                  98. A director shall not vote or be counted in the quorum          Director not to vote
                  present on any resolution concerning his own appointment as the    on his own appointment
                  holder of any office or place of profit with the Company or any company in which the Company is interested including fixing or varying the terms of his appointment or the termination thereof.

                  99. Where proposals are under consideration concerning the         Division of proposals
                  appointment (including without limitation fixing or varying the terms of appointment) of two or more directors to offices or employments with the Company or any body corporate

                                                                              49

                  in which the Company is interested, the proposals may be divided and considered in relation to each director separately. In such cases each of the directors concerned shall be entitled to vote in respect of each resolution except that concerning his own appointment.

Decision of       100. If a question arises at a meeting of the board or of a
chairman final    committee of the board as to the entitlement of a director to
and               vote, the question may, before the conclusion of the meeting, be
conclusive        referred to the chairman of the meeting and his ruling in
                  relation to any director other than himself shall be final and conclusive except in a case where the nature or extent of the interests of the director concerned have not been fairly
                  disclosed. If any such question arises in respect of the
                  chairman of the meeting, it shall be decided by resolution of the board (on which the chairman shall not vote) and such
                  resolution will be final and conclusive except in a case where the nature and extent of the interests of the chairman have not been fairly disclosed.

                                      SECRETARY

Appointment       101. Subject to the provisions of the Companies Acts, the
and removal       secretary shall be appointed by the board for such term, at such
of secretary      remuneration and on such conditions as it may think fit. Any secretary so appointed may be removed by the board, but without prejudice to any claim for damages for breach of any contract of service between him and the Company.

                                       MINUTES

Minutes           102.1 The board shall cause minutes to be made in books kept for
required to       the purpose of:
be kept

                  (a)  all appointments of officers made by the board; and

                  (b) all proceedings at meetings of the Company, the holders of any class of shares in the capital of the Company, the board and committees of the board, including the names of the directors and others present at each such meeting.

Conclusiveness    102.2 Any such minutes, if purporting to be executed by the
of minutes        chairman of the meeting to which they relate or of the meeting at which they are read, shall be sufficient evidence of the proceedings at the meeting without any further proof of the facts stated in them.

                                       THE SEAL

Authority         103. The seal shall only be used by the authority of a
required for      resolution of the board. The board may determine who shall sign
execution of      any instrument executed under the seal. If they do not, it shall
deed              be signed by at least one director and the secretary or by at least two directors. Any instrument may be executed under the seal by impressing the seal by mechanical means or by printing the seal or a facsimile of it on the instrument or by applying the seal or a facsimile of it by any other means to the
                  instrument. An instrument executed, with the authority of a resolution of the board, by a director and the secretary or by two directors and expressed (in

50


                  whatever form of words) to be executed by the Company has the same effect as if executed under the seal. For the purpose of the preceding sentence only, "secretary" shall have the same meaning as in the Act and not the meaning given to it by Article
                  2.

                  104. The board may by resolution determine either generally or     Certificates for
                  in any particular case that any certificate for shares or          shares and debentures
                  debentures or representing any other form of security may have any signature affixed to it by some mechanical or electronic means, or printed on it or, in the case of a certificate
                  executed under the seal, need not bear any signature.

                  105. The Company may exercise the powers conferred by section 39   Official seal for
                  of the Act with regard to having an official seal for use          use abroad
                  abroad.

                                      REGISTERS

                  106. Subject to the provisions of the Companies Acts and           Overseas and local
                  Overseas and local the Regulations, the Company may keep an        registers
                  overseas or registers local or other register in any place, and the board may make, amend and revoke any regulations it thinks fit about the keeping of that register.

                  107. Any director or the secretary or any other person             Authentication and
                  appointed by the board for the purpose shall have power to         certification of
                  authenticate and certify as true copies of and extracts            copies and extracts
                  from:

                  (a) any document comprising or affecting the constitution of the Company, whether in physical form or electronic form;

                  (b) any resolution passed by the Company, the holders of any class of shares in the capital of the Company, the board or any committee of the board, whether in physical form or electronic form; and

                  (c) any book, record and document relating to the business of the Company, whether in physical form or electronic form (including without limitation the accounts).

                  If certified in this way, a document purporting to be a copy of a resolution, or the minutes or an extract from the minutes of a meeting of the Company, the holders of any class of shares in the capital of the Company, the board or a committee of the board, whether in physical form or electronic form, shall be conclusive evidence in favour of all persons dealing with the Company in reliance on it or them that the resolution was duly passed or that the minutes are, or the extract from the minutes is, a true and accurate record of proceedings at a duly constituted meeting.

                                      DIVIDENDS

                  108. Subject to the provisions of the Companies Acts, the          Declaration of dividends
                  Company may by ordinary resolution declare dividends in
                  accordance with the respective rights of the members, but no dividend shall exceed the amount recommended by the board.

                                                                              51


Interim           109. Subject to the provisions of the Companies Acts, the
dividends         board may pay interim dividends if it appears to the board that they are justified by the profits of the Company
                  available for distribution. If the share capital is divided into different classes, the board may pay interim dividends on shares which confer deferred or non-preferred rights with regard to dividend as well as on shares which confer
                  preferential rights with regard to dividend, but no interim dividend shall be paid on shares carrying deferred or
                  non-preferred rights if, at the time of payment, any
                  preferential dividend is in arrear. The board may also pay at intervals settled by it any dividend payable at a fixed rate if it appears to the board that the profits available for distribution justify the payment. If the board acts in good faith it shall not incur any liability to the holders of shares conferring preferred rights for any loss they may suffer by the lawful payment of an interim dividend on any shares having deferred or non-preferred rights.

Payment in        110.1 Dividends may be declared and paid in any currency or
different         currencies that the directors shall determine. The directors
currencies        may also determine the exchange rate and/or the relevant
                  date for determining the value of the dividend in any
                  currency.

Apportionment     110.2 If any share is allotted or issued on terms providing
of dividends      that it shall rank for dividend as from a particular date, that share shall rank for dividend accordingly.

Dividends in      111.1 A general meeting declaring a dividend may, on the
specie            recommendation of the board, by ordinary resolution direct that it shall be satisfied wholly or partly by the
                  distribution of assets, including without limitation paid up shares or debentures of another body corporate. The board
                  may make any arrangements it thinks fit to settle any
                  difficulty arising in connection with the distribution,
                  including without limitation (a) the fixing of the value for distribution of any assets, (b) the payment of cash to any member on the basis of that value in order to adjust the
                  rights of members, and (c) the vesting of any asset in a
                  trustee.

                  111.2 In respect of any interim dividend declared by the board pursuant to Article 109, the board may, if authorised by an ordinary resolution of the Company, determine that such interim dividend shall be satisfied wholly or partly by the distribution of assets, including without limitation paid up shares or debentures of another body corporate. The board may make any arrangements it thinks fit to settle any difficulty arising in connection with the distribution, including without limitation any of the arrangements referred to in Article 111.1.

Scrip             112.1 The board may, if authorised by an ordinary resolution
dividends:        of the Company (the Resolution), offer any holder of shares
authorising       the right to elect to receive shares, credited as fully
resolution        paid, instead of cash in respect of the whole (or some part, to be determined by the board) of all or any dividend
                  specified by the Resolution. The offer shall be on the terms and conditions and be made in the manner specified in
                  Article 112.2 or, subject to those provisions, specified in the Resolution.

Scrip             112.2 The following provisions shall apply to the Resolution
dividends:        and any offer made pursuant to it and Article 112.1.
procedures

52


                  (a) The Resolution may specify a particular dividend, or may specify all or any dividends declared within a specified period.

                  (b) Each holder of shares shall be entitled to that number of new shares as are together as nearly as possible equal in value to (but not greater than) the cash amount (disregarding any tax credit) of the dividend that such holder elects to forgo (each a new share).
                       For this purpose, the value of each new share shall be:

                       (i) equal to the average price for the Company's ordinary shares, that is, the average of the middle market closing prices for those shares on the London Stock Exchange plc, as derived from the Daily Official List, on the day on which such shares are first quoted ex the relevant dividend and the four subsequent dealing days; or

                       (ii) calculated in any other manner specified by the
                            Resolution,

                       but shall never be less than the par value of the new share.

                       A certificate or report by the auditors as to the value of a new share in respect of any dividend shall be conclusive evidence of that value.

                  (c) On or as soon as practicable after announcing that any dividend is to be declared or recommended, the board, if it intends to offer an election in respect of that dividend, shall also announce that intention. If, after determining the basis of allotment, the board decides to proceed with the offer, it shall notify the holders of shares of the terms and conditions of the right of election offered to them, specifying the procedure to be followed and place at which, and the latest time by which, elections or notices amending or terminating existing elections must be delivered in order to be effective.

                  (d) The board shall not proceed with any election unless the Company has sufficient unissued shares authorised for issue and sufficient reserves or funds that may be appropriated to give effect to it after the basis of allotment is determined.

                  (e) The board may exclude from any offer any holders of shares where the board believes the making of the offer to them would or might involve the contravention of the laws of any territory or that for any other reason the offer should not be made to them.

                  (f) The dividend (or that part of the dividend in respect of which a right of election has been offered) shall not be payable in cash on shares in respect of which an election has been made (the elected shares) and instead such number of new shares shall be allotted to each holder of elected shares as is arrived at on the basis stated in Article 112.2(b). For that purpose the board shall appropriate out of any amount for the time being standing to the credit of any reserve or fund
                       (including without limitation the profit and loss

                                                                              53


                       account), whether or not it is available for distribution, a sum equal to the aggregate nominal amount of the new shares to be allotted and apply it in paying up in full the appropriate number of new shares for allotment and distribution to each holder of elected shares as is arrived at on the basis stated in
                       Article 112.2(b).

                  (g) The new shares when allotted shall rank equally in all respects with the fully paid shares of the same class then in issue except that they shall not be entitled to participate in the relevant dividend.

                  (h) No fraction of a share shall be allotted. The board may make such provision as it thinks fit for any fractional entitlements including without limitation payment in cash to holders in respect of their fractional entitlements, provision for the accrual, retention or accumulation of all or part of the benefit of fractional entitlements to or by the Company or to or by or on behalf of any holder or the application of any accrual, retention or accumulation to the allotment of fully paid shares to any holder.

                  (i) The board may do all acts and things it considers necessary or expedient to give effect to the allotment and issue of any share pursuant to this Article or otherwise in connection with any offer made pursuant to this Article and may authorise any person, acting on behalf of the holders concerned, to enter into an agreement with the Company providing for such allotment or issue and incidental matters. Any agreement made under such authority shall be effective and binding on all concerned.

                  (j) The board may, at its discretion, amend, suspend or terminate any offer pursuant to this Article.

Permitted         113. Where a person is entitled by transmission to a share,
retentions        the board may retain any dividend payable in respect of that share until that person (or that person's transferee)
                  becomes the holder of that share.

Procedure for     114.1 Any dividend or other moneys payable in respect of a
payment to        share may be paid:
holders and
others            (a)  in cash; or
entitled
                  (b)  by cheque or warrant made payable to or to the order of the holder or person entitled to payment; or

                  (c) by any automated credit, bank or other funds transfer system to the holder or person entitled to payment or, if practicable, to a person designated by notice to the Company by the holder or person entitled to payment; or

                  (d)  by any other method approved by the board and agreed
                       (in such form as the Company thinks appropriate) by the holder or person entitled to payment including (without limitation) in respect of an uncertificated share by means of the relevant system (subject to the facilities and requirements of the relevant system).

54


                  114.2 If two or more persons are registered as joint holders       Joint entitlement
                  of any share, or are entitled by transmission jointly to a share, the Company may:

                  (a) pay any dividend or other moneys payable in respect of the share to any one of them and any one of them may give effectual receipt for that payment; and

                  (b) for the purpose of Article 114.1, rely in relation to the share on the written direction, designation or agreement of, or notice to the Company by, any one of them.

                  114.3 A cheque or warrant may be sent by post:                     Payment by post

                  (a) where a share is held by a sole holder, to the registered address of the holder of the share; or

                  (b) if two or more persons are the holders, to the registered address of the person who is first named in the register; or

                  (c) if a person is entitled by transmission to the share, as if it were a notice to be sent under Article 126; or

                  (d) in any case, to such person and to such address as the person entitled to payment may direct by notice to the Company.

                  114.4 Payment of a cheque or warrant by the bank on which it       Discharge to
                  was drawn or the transfer of funds by the bank instructed to       Company and risk
                  make the transfer or, in respect of an uncertificated share, the making of payment in accordance with the facilities and requirements of the relevant system (which, if the relevant system is CREST, shall be the creation of an assured payment obligation in respect of the dividend or other moneys
                  payable in favour of the settlement bank of the member or
                  other person concerned) shall be a good discharge to the
                  Company. Every cheque or warrant sent in accordance with
                  these Articles shall be at the risk of the holder or person entitled. The Company shall have no responsibility for any sums lost or delayed in the course of payment by any other method used by the Company in accordance with Article 114.1.

                  115. No dividend or other moneys payable in respect of a           Interest not payable
                  share shall bear interest against the Company unless
                  otherwise provided by the rights attached to the share.

                  116.1 Any dividend which has remained unclaimed for 12 years       Forfeiture of unclaimed
                  from the date when it became due for payment shall, if the         dividends
                  board so resolves, be forfeited and cease to remain owing by the Company. The payment of any unclaimed dividend or other moneys payable in respect of a share may (but need not) be paid by the Company into an account separate from the
                  Company's own account. Such payment shall not constitute the
                  Company a trustee in respect of it. The Company shall be
                  entitled to cease sending dividend warrants and cheques by post or otherwise to a member if those instruments have been returned undelivered to, or

                                                                                 55


                  left uncashed by, that member on at least two consecutive occasions, or, following one such occasion, reasonable enquiries have failed to establish the member's new address.
                  The entitlement conferred on the Company by this Article in respect of any member shall cease if the member claims a dividend or cashes a dividend warrant or cheque.

Waiver  of        116.2 The waiver in whole or part of any dividend on any
dividends         share by any document (whether or not under seal) shall be effective only if such document is signed by the shareholder
                  (or the person entitled to the share in consequence of the death or bankruptcy of the holder) and delivered to the
                  Company and if or to the extent that the same is accepted as such or acted upon by the Company.

                        CAPITALISATION OF PROFITS AND RESERVES

Power to          117. The board may with the authority of an ordinary
capitalise        resolution of the Company:

                  (a) subject to the provisions of this Article, resolve to capitalise any undistributed profits of the Company not required for paying any preferential dividend (whether or not they are available for distribution) or any sum standing to the credit of any reserve or other fund, including without limitation the Company's share premium account and capital redemption reserve, if any;

                  (b) appropriate the sum resolved to be capitalised to the members or any class of members on the record date specified in the relevant resolution who would have been entitled to it if it were distributed by way of dividend and in the same proportions;

                  (c) apply that sum on their behalf in paying up in full unissued shares, debentures or other obligations of the Company of a nominal amount equal to that sum but the share premium account, the capital redemption reserve, and any profits which are not available for distribution may, for the purposes of this Article, only be applied in paying up unissued shares to be allotted to members credited as fully paid;

                  (d) allot the shares, debentures or other obligations credited as fully paid to those members, or as they may direct, in those proportions, or partly in one way and partly in the other;

                  (e) where shares or debentures become, or would otherwise become, distributable under this Article in fractions, make such provision as they think fit for any fractional entitlements including without limitation authorising their sale and transfer to any person, resolving that the distribution be made as nearly as practicable in the correct proportion but not exactly so, ignoring fractions altogether or resolving that cash payments be made to any members in order to adjust the rights of all parties;

                  (f) authorise any person to enter into an agreement with the Company on behalf of all the members concerned providing for either:

56


                       (i) the allotment to the members respectively, credited as fully paid, of any shares, debentures or other obligations to which they are entitled on the capitalisation; or

                       (ii) the payment up by the Company on behalf of the
                            members of the amounts, or any part of the amounts, remaining unpaid on their existing shares by the application of their respective proportions of the sum resolved to be capitalised, and any agreement made under that authority shall be binding on all such members; and

                  (g) generally do all acts and things required to give effect to the ordinary resolution.

                                     RECORD DATES

                  118. Notwithstanding any other provision of these Articles,        Record dates for
                  the Company or the board may:                                      dividends, etc.

                  (a) fix any date as the record date for any dividend, distribution, allotment or issue, which may be on or at any time before or after any date on which the dividend, distribution, allotment or issue is declared, paid or made;

                  (b) for the purpose of determining which persons are entitled to attend and vote at a general meeting of the Company, or a separate general meeting of the holders of any class of shares in the capital of the Company, and how many votes such persons may cast, specify in the notice of meeting a time, not more than 48 hours before the time fixed for the meeting, by which a person must be entered on the register in order to have the right to attend or vote at the meeting; changes to the register after the time specified by virtue of this
                       Article 118(b) shall be disregarded in determining the rights of any person to attend or vote at the meeting;
                       and

                  (c) for the purpose of sending notices of general meetings of the Company, or separate general meetings of the holders of any class of shares in the capital of the Company, under these Articles, determine that persons entitled to receive such notices are those persons entered on the register at the close of business on a day determined by the Company or the board, which day may not be more than 21 days before the day that notices of the meeting are sent.

                                       ACCOUNTS

                  119. No member shall (as such) have any right to inspect any       Rights to inspect records
                  accounting records or other book or document of the Company except as conferred by statute or authorised by the board or by ordinary resolution of the Company or order of a court of competent jurisdiction.

                                                                              57


Sending of        120. Subject to the Companies Acts, a copy of the Company's
annual            annual accounts, together with a copy of the directors'
accounts          report for that financial year and the auditors' report on those accounts (such accounts and reports, collectively the
                  Annual Report) shall, at least 21 clear days before the date of the meeting at which copies of the Annual Report are to be laid in accordance with the provisions of the Companies
                  Acts, be sent to every member and to every holder of the
                  Company's debentures of whose address the Company is aware, and to every other person who is entitled to receive notice of meetings from the Company under the provisions of the
                  Companies Acts or of these Articles or, in the case of joint holders of any share or debenture, to one of the joint
                  holders. No accidental non-compliance with the provisions of this Article shall invalidate the proceedings at the
                  meeting.

Summary           121. Subject to the Companies Acts, the requirements of
financial         Article 120 shall be deemed satisfied in relation to any
statements        person by sending to the person instead of such copies, a
                  summary financial statement (the Summary Financial
                  Statement) derived from the Company's annual accounts and
                  the directors' report, which shall be in the form and
                  containing the information prescribed by the Companies Acts and any regulations made under the Companies Acts.

Swedish           122. Both the Annual Report and the Summary Financial
translation       Statement shall be available in English and in a Swedish
                  translation.

                                       NOTICES

When notice       123. Any notice to be sent to or by any person pursuant to
required to be    these Articles (other than a notice calling a meeting of the
in writing;       board) shall be in writing. Any such notice may be sent
use of            using electronic communications to such address (if any) for
electronic        the time being notified for that purpose to the person
communications    sending the notice or other document by or on behalf of the person to whom the notice or other document is sent.

Methods of        124.1 The Company shall send any notice or other document
Company           pursuant to these Articles to a member by whichever of the
sending           following methods it may in its absolute discretion
notice            determine:

                  (a)  personally; or

                  (b) by posting the notice or other document in a prepaid envelope addressed, in the case of a member, to his registered address or, in any other case, to the person's usual address; or

                  (c) by leaving the notice or other document at that address; or

                  (d) by sending the notice or other document using electronic communications to such address (if any) for the time being notified to the Company by or on behalf of the member for that purpose; or

                  (e)  in accordance with Article 124.2; or

                  (f)  by any other method approved by the board.

58

Website           124.2 Subject to the Companies Acts, the Company may also
publication       send any notice or other document pursuant to these Articles
by Company        to a member by publishing that notice or other document on a website where:

                  (a) the Company and the member have agreed to him having access to the notice or document on a website (instead of it being sent to him);

                  (b) the notice or document is one to which that agreement applies;

                  (c) the member is notified, in a manner for the time being agreed between him and the Company for the purpose, of:

                        (i) the publication of the notice or document on a
                            website;

                       (ii) the address of that website; and

                      (iii) the place on that website where the notice or
                            document may be accessed, and how it may be accessed; and

                  (d) the notice or document is published on that website throughout the publication period, provided that, if the notice or document is published on that website for a part, but not all of, the publication period, the notice or document shall be treated as being published throughout that period if the failure to publish that notice or document throughout that period is wholly attributable to circumstances which it would not be reasonable to have expected the Company to prevent or avoid.

                  In this Article 124.2, publication period means:

                  (a) in the case of a notice of an adjourned meeting pursuant to Article 40.2, a period of not less than seven clear days before the date of the adjourned meeting, beginning on the day following that on which the notification referred to in sub-paragraph (c) above is sent or (if later) is deemed sent;

                  (b)  in the case of a notice of a poll pursuant to Article
                       48, a period of not less than seven clear days before the taking of the poll, beginning on the day following that on which the notification referred to in sub-paragraph (c) above is sent or (if later) is deemed sent; and

                  (c) in any other case, a period of not less than 21 days, beginning on the day following that on which the notification referred to in sub-paragraph (c) above is sent or (if later) is deemed sent.

Methods of        124.3 Unless otherwise provided by these Articles, a member
member etc.       or a person entitled by transmission to a share shall send
sending           any notice or other document pursuant to these Articles to
notice            the Company by whichever of the following methods he may in his absolute discretion determine:

                                                                              59


                  (a) by posting the notice or other document in a prepaid envelope addressed to the office; or

                  (b)  by leaving the notice or other document at the office;
                       or

                  (c) by sending the notice or other document using electronic communications to such address (if any) for the time being notified by or on behalf of the Company for that purpose.

Notices to        124.4 In the case of joint holders of a share, all notices
joint holders     or other documents shall be sent to the joint holder whose name stands first in the register in respect of the joint
                  holding. Any notice or other document so sent shall be
                  deemed for all purposes sent to all the joint holders.

Deemed receipt    124.5 A member present, either in person or by proxy, at any
of notice         meeting of the Company or of the holders of any class of
                  shares in the capital of the Company shall be deemed to have been sent notice of the meeting and, where requisite, of the purposes for which it was called.

Terms and         124.6 The board may from time to time issue, endorse or
conditions for    adopt terms and conditions relating to the use of electronic
electronic        communications for the sending of notices, other documents
communications    and proxy appointments by the Company to members or persons entitled by transmission and by members or persons entitled by transmission to the Company.

Notice includes   124.7 Except when the subject or context otherwise
website           requires, in this Article (except for Article 124.2),and
notification      Articles 125, 126 and 127, references to a notice include
                  without limitation references to any notification
                  required by the Companies Acts or these Articles in
                  relation to the publication of any notices or other
                  documents on a website.


Notice to persons 125. A notice or other document may be sent by the
entitled by       Company to the person or persons entitled by transmission
transmission      to a share by sending it in any manner the Company may
                  choose authorised by these Articles for the sending of a
                  notice or other document to a member, addressed to them
                  by name, or by the title of representative of the
                  deceased, or trustee of the bankrupt or by any similar
                  description at the address, if any, in the United Kingdom
                  or overseas as may be supplied for that purpose by or on
                  behalf of the person or persons claiming to be so
                  entitled. Until such an address has been supplied, a
                  notice or other document may be sent in any manner in
                  which it might have been sent if the death or bankruptcy
                  or other event giving rise to the transmission had not
                  occurred.

Transferees etc.  126. Every person who becomes entitled to a share shall
bound by prior    be bound by any notice in respect of that share which,
notice            before his name is entered in the register, has been sent
                  to a person from whom he derives his title, provided that
                  no person who becomes entitled by transmission to a share
                  shall be bound by any direction notice sent under Article
                  53.1 to a person from whom he derives his title.

60


Proof of          127.1 Where a notice or other document is served or sent
sending/when      by post (including by airmail), service or delivery shall
notices etc.      be deemed to be effected at the expiration of 48 hours
deemed sent by    after the time when the cover containing the same is
post              posted and proof that such cover was properly addressed,
                  stamped and posted shall be conclusive evidence that the
                  notice was given. All shareholders' notices shall be
                  published in Swedish in "Post-och Inrikes Tidningar" and
                  one leading Swedish daily newspaper. All notices shall,
                  subject to Article 128, be posted to overseas
                  shareholders in a way designed to permit receipt within
                  the deemed notice period or by airmail. Proof that a
                  notice or other document contained in an electronic
                  communication was sent in accordance with guidance issued
                  by the Institute of Chartered Secretaries and
                  Administrators current at the date of adoption of these
                  Articles, or, if the board so resolves, any subsequent
                  guidance so issued, shall be conclusive evidence that the
                  notice or document was sent.

                  If, on 3 consecutive occasions, notices or other documents or communications have been sent through the post to any holder of shares at his registered address but have been returned undelivered, such holder shall not thereafter be entitled to receive notices or other documents or communications from the Company until he shall have communicated with the Company and supplied in writing to the Company a new address for the service of notices.

When notices etc. 127.2 A notice or other document sent by the Company to a
deemed sent by    member contained in an electronic communication shall be
electronic        deemed sent to the member on the day following that on
communication     which the electronic communication was sent to the
                  member. Such a notice or other document shall be deemed
                  sent by the Company to the member on that day
                  notwithstanding that the Company becomes aware that the
                  member has failed to receive the relevant notice or other
                  document for any reason and notwithstanding that the
                  Company subsequently sends a copy of such notice or other
                  document by post to the member.

Notice during     128.1 If at any time by reason of the suspension or
disruption of     curtailment of postal services within the United Kingdom
services          or Sweden, the Company is unable to convene a general
                  meeting by notices sent through the post, notice of a
                  general meeting shall nonetheless be deemed to have been
                  duly given to all the members and other persons entitled
                  thereto if published in at least 2 leading national daily
                  newspapers with appropriate circulation in the United
                  Kingdom or in "Post-och Inrikes Tidningar" and one
                  leading Swedish daily newspaper (as appropriate) and such
                  notice shall be deemed to have been duly served on all
                  members and other persons entitled thereto at noon on the
                  day on which the first such advertisement appears. In any
                  such case, the Company shall send confirmatory copies of
                  the notice by post to those members (and other persons
                  entitled thereto) affected by the suspension or
                  curtailment of postal services, if at least seven days
                  before the meeting the posting of notices to addresses
                  throughout the United Kingdom or Sweden (as appropriate)
                  again becomes practicable.

                  128.2 If at any time the Company is unable effectively to convene a general meeting by notices sent by electronic communication as a result of general technical failure, notice of a general meeting shall nonetheless be deemed to have

                                                                              61

                  been duly given to all the members and other persons entitled thereto if published in at least 2 leading national daily newspapers with appropriate circulation in the United Kingdom or in "Post-och Inrikes Tidningar" and one leading Swedish daily newspaper (as appropriate) and such notice shall be deemed to have been duly served on all members and other persons entitled thereto at noon on the day on which the first such advertisement appears. In any such case, the Company shall send confirmatory copies of the notice by electronic communication to those members (and other persons entitled thereto) affected by the general technical failure, if at least seven days before the meeting the sending of notices by electronic communication again becomes practicable.

                  129. Any notice required to be given by the Company to members (including the holders of Share Warrants) and not expressly provided for by these Articles shall be sufficiently given by advertisement. Any notice required to be or which may be given by advertisement shall be advertised once in one national leading daily newspaper in London and once in "Post-och Inrikes Tidningar" and one leading Swedish daily newspaper and such notice shall be deemed to have been given at noon on the day on which the first such advertisement appears. The holder of a Share Warrant shall be entitled in respect thereof to notice of a general meeting only by advertisement as herein provided unless a certificate or Share Warrant has been deposited in compliance with Articles 5.4 or 5.5(h).

                  Nothing herein shall affect any requirement of the Companies Acts that any particular offer, notice or other document be served in any particular manner.

                            DESTRUCTION OF DOCUMENTS



Power of Company  130.1 The Company shall be entitled to destroy:
to destroy
documents         (a)   all instruments of transfer of shares which have
                        been registered, and all other documents on the
                        basis of which any entry is made in the register,
                        at any time after the expiration of six years from
                        the date of registration;

                  (b) all dividend mandates, variations or cancellations of dividend mandates, and notifications of change of address at any time after the expiration of two years from the date of recording;

                  (c) all share certificates which have been cancelled at any time after the expiration of one year from the date of the cancellation;

                  (d) all paid dividend warrants and cheques at any time after the expiration of one year from the date of actual payment;

                  (e) all proxy appointments which have been used for the purpose of a poll at any time after the expiration of one year from the date of use; and

                  (f) all proxy appointments which have not been used for the purpose of a poll at any time after one month from the end of the meeting to which the proxy appointment relates and at which no poll was demanded.

62


                  130.2 It shall conclusively be presumed in favour of the           Presumption in relation
                  Company that:                                                      to destroyed documents

                  (a) every entry in the register purporting to have been made on the basis of an instrument of transfer or other document destroyed in accordance with Article
                        130.1 was duly and properly made;

                  (b) every instrument of transfer destroyed in accordance with Article 130.1 was a valid and effective instrument duly and properly registered;

                  (c) every share certificate destroyed in accordance with Article 130.1 was a valid and effective certificate duly and properly cancelled; and

                  (d)   every other document destroyed in accordance with
                        Article 130.1 was a valid and effective document in accordance with its recorded particulars in the books or records of the Company,

                  but:

                  (e) the provisions of this Article apply only to the destruction of a document in good faith and without notice of any claim (regardless of the parties) to which the document might be relevant;

                  (f) nothing in this Article shall be construed as imposing on the Company any liability in respect of the destruction of any document earlier than the time specified in Article 130.1 or in any other circumstances which would not attach to the Company in the absence of this Article; and

                  (g) any reference in Article 130 to the destruction of any document includes a reference to its disposal in any manner.

                             UNTRACED SHAREHOLDERS

                  131.1 The Company shall be entitled to sell, at the best           Power to dispose of
                  price reasonably obtainable, the shares of a member or             shares of untraced
                  the shares to which a person is entitled by transmission           shareholders
                  if:

                  (a) during the period of 12 years before the date of the publication of the advertisements referred to in Article 131.1(b) (or, if published on different dates, the first date) (the relevant period) at least three dividends in respect of the shares in question have been declared and all dividend warrants and cheques which have been sent in the manner authorised by these Articles in respect of the shares in question have remained uncashed;

                  (b) the Company shall have inserted advertisements both in a national daily newspaper and in a newspaper circulating in the area of the last known address of such member or other person giving notice of its intention to sell the shares;

                                                                              63


                  (c) during the relevant period and the period of three months following the publication of the advertisements referred to in Article 131.1(b) (or, if published on different dates, the first date) the Company has received no indication either of the whereabouts or of the existence of such member or person; and

                  (d) if the shares are listed, notice has been sent (if required) to the relevant listing authority of the Company's intention to make such sale before the publication of the advertisements.

Transfer on sale  131.2 To give effect to any sale pursuant to Article 131.1, the board may:

                  (a) where the shares are held in certificated form, authorise any person to execute an instrument of transfer of the shares to, or in accordance with the directions of, the buyer; or

                  (b) where the shares are held in uncertificated form, do all acts and things it considers necessary or expedient to effect the transfer of the shares to, or in accordance with the directions of, the buyer.

Effectiveness of  131.3 An instrument of transfer executed by that person transfer in accordance with Article 131.2(a) shall be as effective as if it had been executed by the holder of, or person entitled by transmission to, the shares. An exercise by the Company of its powers in accordance with Article
                  131.2(b) shall be as effective as if exercised by the registered holder of or person entitled by transmission to the shares. The transferee shall not be bound to see to the application of the purchase money, and his title to the shares shall not be affected by any irregularity in, or invalidity of, the proceedings in reference to the sale.

Proceeds of sale  131.4 The net proceeds of sale shall belong to the
                  Company which shall be obliged to account to the former member or other person previously entitled for an amount equal to those net proceeds. The Company shall enter the name of such former member or other person in the books of the Company as a creditor for that amount. In relation to the debt, no trust is created and no interest is payable. The Company shall not be required to account for any money earned on the net proceeds of sale, which may be used in the Company's business or invested in such a way as the board from time to time thinks fit.

                                   WINDING UP

Liquidator may    132. If the Company is wound up, the liquidator may, with
distribute in     the sanction of an extraordinary resolution of the
specie            Company and any other sanction required by the Insolvency
                  Act 1986:

                  (a) divide among the members in specie the whole or any part of the assets of the Company and may, for that purpose, value any assets and determine how the division shall be carried out as between the members or different classes of members;

64


                  (b) vest the whole or any part of the assets in trustees for the benefit of the members; and

                  (c)   determine the scope and terms of those trusts,

                  but no member shall be compelled to accept any asset on which there is a liability.

                  133. The power of sale of a liquidator shall include a             Disposal of assets
                  power to sell wholly or partially for shares or                    by liquidator
                  debentures or other obligations of another body
                  corporate, either then already constituted or about to be
                  constituted for the purpose of carrying out the sale.

                                   INDEMNITY

                  134. Subject to the provisions of the Companies Acts but           Indemnity to directors
                  without prejudice to any indemnity to which a director             and officers
                  may otherwise be entitled, every director or other
                  officer of the Company shall be indemnified out of the
                  assets of the Company against any liability incurred by
                  him in defending any proceedings, whether civil or
                  criminal, in which judgment is given in his favour (or
                  the proceedings are otherwise disposed of without any
                  finding or admission of any material breach of duty on
                  his part) or in which he is acquitted or in connection
                  with any application in which relief is granted to him by
                  the court from liability for negligence, default, breach
                  of duty or breach of trust in relation to the affairs of
                  the Company.

                             APPROVED DEPOSITARIES

                  135. An Approved Depositary may appoint as its proxy or            Appointment of proxies
                  proxies such person or persons as it thinks fit and may            by Approved
                  determine the method by which, and the terms on which,             Depositaries
                  such appointments are made, save that each such
                  appointment shall specify the number of shares in respect
                  of which the appointment is made and the aggregate number
                  of shares in respect of which appointments subsist at any
                  one time shall not exceed the aggregate number of shares
                  (such aggregate number of shares, the Depositary Shares)
                  which for the time being shall either:

                  (a)   be registered in the name of the Approved
                        Depositary or its nominee; or

                  (b) be represented by Share Warrants which have been deposited by or on behalf of the Approved
                        Depositary pursuant to Article 5.5(h) or are the subject matter of a certificate accepted by the directors pursuant to Article 5.4.

                  136. The Approved Depositary shall maintain a register or          Register of Appointed Proxies
                  system(s) (the Proxy Register) in which shall be recorded
                  the names and addresses and such other details as the
                  directors may determine of each person who is for the
                  time being so appointed as a proxy pursuant to Article
                  135 (an Appointed Proxy) and the number of Depositary
                  Shares (his Appointed Number) in respect of which his
                  appointment for the time being subsists. The Proxy
                  Register shall be open to inspection by any person
                  authorised by the Company during usual business hours and
                  the Approved Depositary shall furnish to the Company or
                  its agents upon demand all such

                                                                              65


                  information as to the contents of the Proxy Register, or any part of it, as may be requested.

Rights of         137. Subject to the Companies Acts and to the provisions
Appointed Proxies of these Articles, and so long as the Depositary Shares shall be of a sufficient number so as to include his
                  Appointed Number, an Appointed Proxy:

                  (a) shall upon production to the Company at a general meeting of written evidence of his appointment
                        (which shall be in such form as the Company and the Approved Depositary shall determine from time to time) be entitled to the same rights, and subject to the same restrictions, in relation to his Appointed Number of the Depositary Shares as though such shares were registered in the name of the Appointed Proxy and, in relation to his appointment as an Appointed Proxy, as though he were a person appointed as proxy in accordance with these Articles;

                  (b)   shall himself be entitled, in accordance with
                        Article 58, to appoint another person as his proxy in relation to his Appointed Number of Depositary
                        Shares, so that the provisions of these Articles shall apply in the same way in relation to a person appointed pursuant to this paragraph (b) of this Article as though such shares were registered in the name of the Appointed Proxy; and

                  (c) shall be entitled to exercise all other rights capable of being exercised in relation to a general meeting by a person who has deposited pursuant to
                        Article 5.5(h) (and has left on such deposit) a Share Warrant or Share Warrants representing shares of a number equivalent to his Appointed Number.

                  138. The Company may send to the Appointed Proxies as appearing in the Proxy Register at their addresses as shown in the Proxy Register all notices and other documents which are sent to the holders of shares.

Payment of        139. The Company may pay to an Appointed Proxy at his
dividends to      address as shown in the Proxy Register all dividends
Appointed         payable on the shares in respect of which he has been
Proxies           appointed as Appointed Proxy, and payment of any such
                  dividend shall be a good discharge to the Company of its
                  obligation to make payment to the Approved Depositary in
                  respect of the shares concerned.

Approved          140.(a) For the purposes of determining which persons are
Depositary        entitled as Appointed Proxies:
Record Date

                      (i)  to exercise the rights conferred by Article 137;

                     (ii)  to receive documents sent pursuant to Article 138;
                           and

                    (iii)  to be paid dividends pursuant to Article 139,

66


                  and the number of Depositary Shares in respect of which a person is to be treated as having been appointed as an Appointed Proxy for such purpose, the Approved Depositary may determine that the Appointed Proxies who are so entitled shall be the persons entered in the Proxy
                  Register at the close of business on a date (an Approved
                  Depositary Record Date) determined by the Approved
                  Depositary in consultation with the Company.

                  (b) When an Approved Depositary Record Date is determined for a particular purpose:

                        (i) the number of Depositary Shares in respect of which a person entered in the Proxy Register as an Appointed Proxy is to be treated as having been appointed for that purpose shall be the number appearing against his name in the Proxy Register as at the close of business on the Approved Depositary Record
                              Date; and

                       (ii) changes to entries in the Proxy Register after the close of business on the Approved
                              Depositary Record Date shall be disregarded in determining the entitlement of any person for the purpose concerned.

                  141. Except as required by law, no Appointed Proxy shall           Trusts not recognised
                  be recognised by the Company as holding any interest in
                  shares upon any trust and subject to the recognition of
                  the rights conferred in relation to general meetings by
                  appointments made by Appointed Proxies pursuant to
                  Article 137(b) the Company shall be entitled to treat any
                  person entered in the Proxy Register as an Appointed
                  Proxy as the only person (other than the Approved
                  Depositary) who has any interest in the share in respect
                  of which the Appointed Proxy has been appointed.

                  142. If any question shall arise as to whether any                 Validity of appointments
                  particular person or persons has or have been validly              in respect of Depositary Shares
                  appointed to vote (or exercise any other right) in
                  respect of any Depositary Shares (whether by reason of
                  the aggregate number of shares in respect of which
                  appointments are recorded in the Proxy Register exceeding
                  the aggregate number of Depositary Shares or for any
                  other reason) such question shall, if arising at or in
                  relation to a general meeting, be determined by the
                  chairman of the meeting and, if arising in any other
                  circumstances, be determined by the directors whose
                  determination (which may include declining to recognise a
                  particular appointment or appointments as valid) shall if
                  made in good faith be conclusive and binding on all
                  persons interested.


                                                                              67

SUMMARY OF RESOLUTIONS PASSED AT GENERAL MEETINGS
RELATING TO MEMORANDUM AND ARTICLES OF ASSOCIATION OF
ASTRAZENECA PLC

DATE                          RESOLUTION TYPE       CONTENT

10.06.92                      Special               Name changed to
                                                    ICI Bioscience PLC

24.09.92                      Special               Name changed to
                                                    Hackplimco (No. Five) Public Limited
                                                    Company

15.02.93                      Special               Name changed to
                                                    ZENECA Group PLC

20.04.93                      Ordinary              Issued and unissued share capital
                                                    subdivided from Ordinary Shares of(pound)1 to
                                                    25 pence

20.04.93                      Ordinary              Increase in authorised capital to
                                                    (pound)300,000,000

20.04.93                      Special               Memorandum of Association altered & new
                                                    Articles of Association adopted

06.05.94                      Special               Renewal of Directors' power to allot
                                                    shares etc. and to amend
                                                    (a)      Section 80 amount to
                                                             (pound)63,629,075
                                                    (b)      Section 89 amount to
                                                             (pound)11,818,546

12.05.95                      Special               Renewal of Directors' power to allot
                                                    shares etc. and to amend
                                                    (a)      Section 80 amount to
                                                             (pound)63,489,394
                                                    (b)      Section 89 amount to
                                                             (pound)11,825,530

10.05.96                      Special               Renewal of Directors' power to allot
                                                    shares etc. and to amend
                                                    (a)      Section 80 amount to
                                                             (pound)63,331,608
                                                    (b)      Section 89 amount to
                                                             (pound)11,833,419

68


23.05.97                      Special               Renewal of Directors' power to allot
                                                    shares etc. and to amend
                                                    (a)      Section 80 amount to
                                                             (pound)63,234,078
                                                    (b)      Section 89 amount to
                                                             (pound)11,838,296

22.05.98                      Special               Renewal of Directors' power to allot
                                                    shares etc. and to amend
                                                    (a)      Section 80 amount to
                                                             (pound)62,720,832
                                                    (b)      Section 89 amount to
                                                             (pound)11,863,958

18.02.99               Conditional Special          Name changed to
                       (confirmed 6 April 1999)     AstraZeneca PLC

                                                    Share capital
                                                    cancelled and
                                                    immediately
                                                    increased to
                                                    US$600,000,000
                                                    divided into
                                                    2,400,000,000
                                                    shares of US$0.25
                                                    each

                                                    50,000(pound)1 redeemable preference shares
                                                    created

                                                    Memorandum of Association altered & new
                                                    Articles of Association adopted

                                                    Renewal of Directors' power to allot
                                                    shares etc. and to amend
                                                    (a)      Section 80 amount to
                                                             US$592,976,839
                                                    (b)      Section 89 amount to
                                                             US$22,236,631

26.05.00                      Special               New Articles of Association adopted

                                                    Renewal of Directors' power to allot
                                                    shares etc. and to amend
                                                    (a)      Section 80 amount to
                                                             US$147,513,446
                                                    (b)      Section 89 amount to
                                                             US$22,127,017

26.04.01                      Special               Renewal of Directors' power to

                                                                    69


                                                    allot shares etc. and to amend
                                                    (a)      Section 80 amount to
                                                             US$147,242,667
                                                    (b)      Section 89 amount to
                                                             US$22,086,400


25.04.02                      Special               New Articles of Association adopted

                                                    Renewal of Directors' power to allot
                                                    shares etc. and to amend
                                                    (a)      Section 80 amount to
                                                             US$145,373,900
                                                    (b)      Section 89 amount to
                                                             US$21,806,085

                                              CONTENTS

Clause                                                                      Page


PRELIMINARY...................................................................11

      Table A.................................................................11
      Definitions.............................................................11
      Construction............................................................13

SHARE CAPITAL.................................................................14

      Share capital...........................................................14
      Rights attaching to Redeemable Preference Shares........................14
      Shares with special rights..............................................17
      Share warrants to bearer................................................17
      Conditions of issue of share warrants...................................17
      Surrender of share warrants.............................................20
      Uncertificated shares...................................................20
      Not separate class of shares............................................20
      Exercise of Company's entitlements in respect of uncertificated share...21
      Section 80 authority....................................................21
      Section 89 disapplication...............................................21
      Allotment after expiry..................................................21
      Definitions.............................................................22
      Residual allotment powers...............................................22
      Redeemable shares.......................................................22
      Commissions.............................................................22
      Trusts not recognised...................................................22

VARIATION OF RIGHTS...........................................................23

      Method of varying rights................................................23
      When rights deemed to be varied.........................................23

SHARE CERTIFICATES............................................................23

      Members' rights to certificates.........................................23
      Replacement certificates................................................24

TRANSFER OF SHARES............................................................24

      Form and execution of transfer of certificated share....................24
      Invalid transfers of certificated shares................................24
      Transfers by recognised persons.........................................24
      Notice of refusal to register...........................................25
      Suspension of registration..............................................25
      No fee payable on registration..........................................25
      Retention of transfers..................................................25

TRANSMISSION OF SHARES........................................................25

      Transmission............................................................25
      Elections permitted.....................................................25

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      Elections required......................................................25
      Rights of persons entitled by transmission..............................26

ALTERATION OF SHARE CAPITAL...................................................26

      Alterations by ordinary resolution......................................26
      New shares subject to these Articles....................................26
      Fractions arising.......................................................26
      Power to reduce capital.................................................27

PURCHASE OF OWN SHARES........................................................27

      Power to purchase own shares............................................27

GENERAL MEETINGS..............................................................27

      Types of general meeting................................................27
      Class meetings..........................................................27
      Convening general meetings..............................................27

NOTICE OF GENERAL MEETINGS....................................................28

      Period of notice........................................................28
      Recipients of notice....................................................28
      Contents of notice: general.............................................28
      Contents of notice: additional requirements.............................28
      Article 34.3 arrangements...............................................28
      General meetings at more than one place.................................28
      Interruption or adjournment where facilities inadequate.................29
      Other arrangements for viewing/hearing proceedings......................29
      Controlling level of attendance.........................................29
      Change in place and/or time of meeting..................................29
      Meaning of participate..................................................30
      Accidental omission to give notice etc..................................30
      Security................................................................30

PROCEEDINGS AT GENERAL MEETINGS...............................................31

      Quorum..................................................................31
      If quorum not present...................................................31
      Chairman................................................................31
      Directors entitled to speak.............................................31
      Adjournments: chairman's powers.........................................31
      Adjournments: procedures................................................32
      Amendments to resolutions...............................................32
      Methods of voting.......................................................32
      Declaration of result...................................................33
      Chairman's casting vote.................................................33
      Withdrawal of demand for poll...........................................33
      Conduct of poll.........................................................33
      When poll to be taken...................................................33
      Notice of poll..........................................................33
      Effectiveness of special and extraordinary resolutions..................34

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VOTES OF MEMBERS..............................................................34

      Right to vote...........................................................34
      Votes of joint holders..................................................34
      Member under incapacity.................................................34
      Section 212 of the Act: restrictions if in default......................34
      Copy of notice to interested persons....................................35
      Service on Approved Depositaries........................................35
      When restrictions cease to have effect..................................35
      Board may cancel restrictions...........................................36
      Conversion of uncertificated shares.....................................36
      Provisions supplementary to Article 53..................................36
      Section 216 of the Act..................................................36
      Errors in voting........................................................36
      Objection to voting.....................................................36
      Supplementary provisions on voting......................................37

PROXIES AND CORPORATE REPRESENTATIVES.........................................37

      Appointment of proxy; execution.........................................37
      Method of proxy appointment.............................................37
      Delivery/receipt of proxy appointment...................................37
      Validity of proxy appointment...........................................39
      Corporate representatives...............................................39
      Revocation of authority.................................................40

NUMBER OF DIRECTORS...........................................................40

      Limits on number of directors...........................................40

APPOINTMENT AND RETIREMENT OF DIRECTORS.......................................40

      Number of directors to retire...........................................40
      Appointment of directors................................................40
      Separate resolutions on appointment.....................................41
      Eligibility for election................................................41
      Additional powers of the Company........................................41
      Appointment by board....................................................41
      Age limit...............................................................41
      Share qualification.....................................................41

POWERS OF THE BOARD...........................................................42

      Business to be managed by board.........................................42
      Exercise by Company of voting rights....................................42

DELEGATION OF POWERS OF THE BOARD.............................................42

      Committees of the board.................................................42
      Local boards, etc.......................................................42
      Agents..................................................................43
      Offices including the title "director"..................................43

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DISQUALIFICATION AND REMOVAL OF DIRECTORS.....................................43

      Disqualification as a director..........................................43
      Power of Company to remove director.....................................44

REMUNERATION OF NON-EXECUTIVE DIRECTORS.......................................44

      Ordinary remuneration...................................................44
      Additional remuneration for special services............................44

DIRECTORS' EXPENSES...........................................................44

      Directors may be paid expenses..........................................44

EXECUTIVE DIRECTORS...........................................................44

      Appointment to executive office.........................................44
      Termination of appointment to executive office..........................45
      Emoluments to be determined by the board................................45

DIRECTORS' INTERESTS..........................................................45

      Directors may contract with the Company.................................45
      Notification of interests...............................................46

GRATUITIES, PENSIONS AND INSURANCE............................................46

      Gratuities and pensions.................................................46
      Insurance...............................................................46
      Directors not liable to account.........................................46
      Section 719 of the Act..................................................47

PROCEEDINGS OF THE BOARD......................................................47

      Convening meetings......................................................47
      Quorum..................................................................47
      Powers of directors if number falls below minimum.......................47
      Chairman and deputy chairman............................................47
      Validity of acts of the board...........................................48
      Resolutions in writing..................................................48
      Meetings by telephone, etc..............................................48
      Directors' power to vote on contracts in which they are interested......48
      Interests of connected person and alternate director....................49
      Suspension or relaxation of voting prohibitions by ordinary resolution..49
      Director not to vote on his own appointment.............................49
      Division of proposals...................................................49
      Decision of chairman final and conclusive...............................50

SECRETARY.....................................................................50

      Appointment and removal of secretary....................................50

MINUTES.......................................................................50

      Minutes required to be kept.............................................50
      Conclusiveness of minutes...............................................50

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THE SEAL......................................................................50

      Authority required for execution of deed................................50
      Certificates for shares and debentures..................................51
      Official seal for use abroad............................................51

REGISTERS.....................................................................51

      Overseas and local registers............................................51
      Authentication and certification of copies and extracts.................51

DIVIDENDS.....................................................................51

      Declaration of dividends................................................51
      Interim dividends.......................................................52
      Payment in different  currencies........................................52
      Apportionment of dividends..............................................52
      Dividends in specie.....................................................52
      Scrip dividends: authorising resolution.................................52
      Scrip dividends: procedures.............................................52
      Permitted retentions....................................................54
      Procedure for payment to holders and others entitled....................54
      Joint entitlement.......................................................55
      Payment by post.........................................................55
      Discharge to Company and risk...........................................55
      Interest not payable....................................................55
      Forfeiture of unclaimed dividends.......................................55
      Waiver of dividends.....................................................56

CAPITALISATION OF PROFITS AND RESERVES........................................56

      Power to capitalise.....................................................56

RECORD DATES..................................................................57

      Record dates for dividends, etc.........................................57

ACCOUNTS......................................................................57

      Rights to inspect records...............................................57
      Sending of annual accounts..............................................58
      Summary financial statements............................................58
      Swedish translation.....................................................58

NOTICES.......................................................................58

      When notice required to be in writing; use of electronic communications.58
      Methods of Company sending notice.......................................58
      Notices to joint holders................................................60
      Deemed receipt of notice................................................60
      Notice to persons entitled by transmission..............................60
      Transferees etc. bound by prior notice..................................60
      Notice during disruption of services....................................61

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DESTRUCTION OF DOCUMENTS......................................................62

      Power of Company to destroy documents...................................62
      Presumption in relation to destroyed documents..........................63

UNTRACED SHAREHOLDERS.........................................................63

      Power to dispose of shares of untraced shareholders.....................63
      Transfer on sale........................................................64
      Effectiveness of transfer...............................................64
      Proceeds of sale........................................................64

WINDING UP....................................................................64

      Liquidator may distribute in specie.....................................64
      Disposal of assets by liquidator........................................65

INDEMNITY.....................................................................65

      Indemnity to directors and officers.....................................65

APPROVED DEPOSITARIES.........................................................65

      Register of Appointed Proxies...........................................65
      Rights of Appointed Proxies.............................................66
      Payment of dividends to Appointed Proxies...............................66
      Approved Depositary Record Date.........................................66
      Trusts not recognised...................................................67
      Validity of appointments in respect of Depositary Shares................67

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